Exhibit 10.1

BILAGA A / APPENDIX A

N.B. The English text is an unofficial office translation and in case of any discrepancies between the Swedish text and the English translation, the Swedish text shall prevail.

VILLKOR FÖR TECKNINGSOPTIONER 2020/2024:A I EWPG HOLDING AB

Terms and conditions for warrants 2020/2024:A in EWPG HOLDING ab

1.	Definitioner / Definitions

I föreliggande villkor skall följande benämningar ha den innebörd som anges nedan.

For the purposes of these terms and conditions, the following terms shall have the meanings as stated below.

”Aktie”	en aktie i Bolaget;

”Share”	a share in the Company;

“Bankdag”	dag i Sverige som inte är söndag eller annan allmän helgdag eller som beträffande betalning av skuldebrev inte är likställd med allmän helgdag i Sverige;

“Banking Day”	a day which is not a Sunday or other public holiday or which, with regard to payments of debt instruments, is not equated with a public holiday;

“Bolaget”	EWPG Holding AB (publ) (org. nr. 559202-9499);

”the Company”	EWPG Holding AB (publ) (reg. no. 559202-9499);

”Euroclear”	Euroclear Sweden AB eller annan central värdepappersförvarare enligt lagen (1998:1479) om värdepapperscentraler och kontoföring av finansiella instrument;

”Euroclear”	Euroclear Sweden AB or a similar account-keeping institution according to the Swedish Central Securities Depositories and Financial Instruments Accounts Act (Sw: Lagen om värdepapperscentraler och kontoföring av finansiella instrument SFS 1998:1479);

”Innehavare”	Innehavare av teckningsoption;

”Warrant Holder”	the holder of a Warrant;

“Teckning”	sådan teckning av aktier i Bolaget, som avses i 14 kap. aktiebolagslagen (2005:551);

”Subscription”	subscription for new Shares as provided for in Chapter 14 of the Swedish Companies Act (Sw: aktiebolagslagen, SFS 2005:551);

“Teckningskurs”	den kurs till vilken Teckning av nya stamaktier kan ske;

“Exercise Price”	the price at which Subscription for new ordinary Shares can take place;

“Teckningsoption”	rätt att teckna en (1) ny Aktie i Bolaget mot betalning i pengar enligt dessa villkor;

”Warrant”	the right to subscribe for one (1) new Share in the Company against payment according to these terms and conditions.

2.	Teckningsoptioner och teckningsoptionsbevis / Warrants and warrant certificates

Antalet Teckningsoptioner uppgår till högst 1 055 845 stycken och representeras av teckningsoptionsbevis ställda till Innehavaren eller order i multiplar om en (1) Teckningsoption. Teckningsoptionsbevisen utfärdas av Bolaget i samband med utgivandet av Teckningsoptionerna samt vid utbyte eller växling av teckningsoptionsbevis i samband med äganderättsövergång och när så eljest fordras.

The total number of Warrants amounts to a maximum of 1,055,845 and are represented by warrant certificates issued for a certain person or order representing multiples of one (1) Warrant. Warrant certificates are issued by the Company in connection with the issuance of the Warrants as well as for exchanges and conversions of warrant certificates in connection with transfers and when otherwise required.

3.	Rätt att teckna samt Teckningskurs / The Right to Subscribe and Exercise Price

Innehavare skall äga rätt att för varje Teckningsoption teckna en (1) ny Aktie i Bolaget.

Teckningskursen per aktie skall uppgå till 0,02 SEK.

Teckningskursen ska aldrig understiga kvotvärdet för Bolagets Aktier.

Omräkning av Teckningskursen liksom av det antal nya Aktier som varje Teckningsoption berättigar till Teckning av, kan äga rum i de fall som framgår av punkt 8 nedan. Teckning kan endast ske av det hela antal Aktier, vartill det sammanlagda antalet Teckningsoptioner berättigar, det vill säga bråkdelar av Aktier kan ej tecknas. Teckningskursen får aldrig understiga Aktiens kvotvärde.

Bolaget förbinder sig att gentemot varje Innehavare svara för att Innehavaren ges rätt att teckna Aktier i Bolaget mot kontant betalning på nedan angivna villkor.

Teckning får inte ske om det föreligger tvist om inlösen jämnlikt 22 kap 26 § 2 st aktiebolagslagen (2005:551) förrän tvisten har avgjorts genom dom eller beslut som vunnit laga kraft. Om teckningstiden enligt punkt 4 nedan löper ut dessförinnan eller inom tre månader därefter har dock teckningsoptionsinnehavaren rätt att utnyttja Teckningsoptionen under tre månader efter det att avgörandet vann laga kraft.

The Warrant Holders are entitled to Subscribe for one (1) new ordinary Share in the Company for each Warrant.

The Exercise Price per Share shall amount to SEK 0.02.

The Exercise price must never be lower than the quota value of the Company’s shares.

A recalculation of the Exercise Price as well as of the number of shares that each Warrant entitles the Warrant Holder to subscribe for can also be made as set forth in Section 8 below. Subscription can only be made in relation to the number of whole Shares to which the total number of Warrants entitles, i.e. part of a Share cannot be subscribed for. The Exercise Price may never be less than the quotient value of the Shares.

The Company undertakes that each Warrant Holder is given the right to subscribe for Shares in the Company against cash payment according to the terms and conditions below.

In the event of a dispute concerning redemption of minority shares in accordance with Chapter 22 Section 26 paragraph 2 of the Swedish Companies Act, Subscription may not be made until the dispute has been finally settled. However, if the subscription period under the Section 4 below will expire before then or within three months thereafter, the Warrant Holder shall be entitled to exercise the Warrant during three months after the judgment became final.

4.	Anmälan om Teckning / Notification of Subscription

Anmälan om Teckning av Aktier med stöd av Teckningsoptioner kan äga rum under tiden från och med 26 juni 2024 till och med den 31 december 2024 eller till och med den tidigare dag som följer av punkt 8 (k), (l) och (m) nedan.

Vid sådan anmälan skall ifylld anmälningssedel enligt fastställt formulär inges till Bolaget.

Anmälan om Teckning är bindande och kan ej återkallas av tecknaren.

Inges inte anmälan om Teckning av Aktier inom i första stycket angiven tid, upphör all rätt enligt Teckningsoptionerna att gälla.

Notification of Subscription of shares by the exercise of Warrants can be made from and including 26 June 2024 until and including 31 December 2024 or until the earlier date stipulated in Section 8 (k), (l) and (m) below.

Notification of Subscription shall be made by submitting a specific form to the Company.

Notification of Subscription is binding and cannot be revoked by the Warrant Holder.

Where a notification of Subscription is not filed within the period set forth in the first paragraph of this Section 4, any and all rights pursuant to the Warrants shall expire.

5.	Betalning / Payment

Vid anmälan om Teckning skall betalning erläggas kontant på en gång för det antal Aktier som anmälan om Teckning avser till ett av Bolaget anvisat konto.

Optionsinnehavaren skall erlägga den skatt eller avgift som kan komma att utgå för överlåtelse, innehav eller utnyttjande av Teckningsoption på grund av svensk eller utländsk lagstiftning eller svensk eller utländsk myndighets beslut.

Following Subscription, payment for the number of shares subscribed for shall be made immediately in cash to an account designated by the Company.

The Warrant Holder shall pay any tax or fee that may be payable in relation to the transfer, possession or exercise of the Warrants due to Swedish or foreign legislation or Swedish or foreign governmental decisions.

6.	Införande i aktieboken m.m. / Recording in Share Register, etc.

Teckning verkställs genom att de nya Aktierna interimistiskt registreras på avstämningskonton genom Bolagets försorg. Sedan registrering hos Bolagsverket ägt rum, blir registreringen på avstämningskonton slutgiltig. Som framgår av punkt 8 nedan, senareläggs i vissa fall tidpunkten för sådan slutgiltig registrering på avstämningskonto.

Om Bolaget inte är avstämningsbolag vid anmälan om Teckning, verkställs Teckning genom att de nya Aktierna upptas i Bolagets aktiebok som interimsaktier. Sedan registrering hos Bolagsverket ägt rum, upptas de nya Aktierna i Bolagets aktiebok som Aktier.

The Subscription shall be exercised by an interim registration, of which the Company shall be responsible, of the Shares at a securities account. After registration at the Swedish Companies Registration Office is finalized, the registration at the securities account shall be definitive. As stated in Section 8 below, the definitive registration at the securities account is delayed in certain cases.

If the Company is not a CSD company at the time of notification of Subscription, the Subscription shall be exercised by recording the Shares in the share register as interim shares. After the registration at the Swedish Companies Registration Office is finalized, the Shares shall be recorded in the share register as shares.

7.	Utdelning på ny Aktie / Dividends in respect of new Shares

De nytecknade Aktierna medför rätt till vinstutdelning första gången på den avstämningsdag för utdelning som infaller närmast efter det att Teckning verkställts.

Om Bolaget inte är avstämningsbolag medför de nytecknade Aktierna rätt till vinstutdelning första gången på närmast följande bolagsstämma som beslutar om utdelning efter det att Teckning verkställts.

Shares which are issued following Subscription shall entitle to participation in the distribution of profits for the first time on the nearest record date occurring after the Subscription has been exercised.

If the Company is not a CSD company, the Shares shall entitle to participation in the distribution of profits for the first time at the nearest general meeting that resolves upon dividends after the Subscription has been exercised.

8.	Omräkning i vissa fall / Re-calculation in certain cases

Beträffande den rätt, som skall tillkomma Innehavare av Teckningsoption vid vissa bolagshändelser såsom om aktiekapitalet och/eller antalet Aktier före aktieteckning ökas eller minskas, samt i vissa andra fall, skall följande gälla:

The following shall apply with respect to the right of the Warrant Holder in certain corporate situation, such as increase or decrease of the share capital or the number of shares before the Subscription etc.:

(a)	Genomför Bolaget en fondemission skall Teckning där anmälan om teckning görs på sådan tid, att den inte kan verkställas senast på femte vardagen före bolagsstämma, som beslutar om emissionen verkställas först sedan stämman beslutat om denna. Aktier, som tillkommit på grund av Teckning verkställd efter emissionsbeslutet, registreras interimistiskt på avstämningskonto, vilket innebär att de inte har rätt att deltaga i emissionen. Slutlig registrering på avstämningskonto sker först efter avstämningsdagen för emissionen.

Om Bolaget inte är avstämningsbolag vid tiden för bolagsstämmans beslut om emission, skall Aktier som tillkommit på grund av Teckning som verkställts genom att de nya Aktierna tagits upp i aktieboken som interimsaktier vid tidpunkten för bolagsstämmans beslut ha rätt att deltaga i emissionen.

Vid Teckning som verkställs efter beslutet om fondemission tillämpas en omräknad Teckningskurs liksom en omräkning av det antal Aktier som varje Teckningsoption berättigar till Teckning av. Omräkningarna utföres enligt följande formler:

omräknad	föregående Teckningskurs x antalet Aktier före
Teckningskurs =	fondemissionen
antalet Aktier efter fondemissionen
omräknat antal Aktier	föregående antal Aktier som varje Teckningsoption
som varje Teckningsoption	berättigar till Teckning av x antalet Aktier efter
berättigar till Teckning av =	fondemissionen
antalet Aktier före fondemissionen

Enligt ovan omräknad Teckningskurs och omräknat antal Aktier fastställs snarast möjligt efter bolagsstämmans beslut om fondemission men tillämpas i förekommande fall först efter avstämningsdagen för emissionen.

(a)	Where the Company carries out a bonus issue of shares, Subscription shall be effected, where a notification of Subscription is made at such time that it cannot be effected on or before the fifth week day prior to the general meeting which resolves to carry out the share issue, after a resolution has been adopted by the general meeting in respect thereof. Shares which are issued as a consequence of Subscription effected after the adoption of a resolution to carry out the share issue shall be recorded on an interim basis in a securities account which means that the holders of such Shares are not entitled to participate in the issue. Final registration in a securities account shall take place after the record date for the share issue.

If the Company is not a CSD company at the time of the general meeting’s resolution to carry out an issue, all Shares that has been issued as a result of the Subscription and has been recorded on an interim basis in the share register shall be entitled to participate in the issue.

In connection with Subscriptions effected after the adoption of the resolution to carry out the bonus issue, a re-calculated Exercise Price and a re-calculated number of Shares to which each Warrant entitles the Warrant Holder to subscribe for shall be applied. The re-calculations shall be made by the Company according to the following formulas:

re-calculated	previous Exercise Price x the number of
Exercise Price =	Shares prior to the bonus issue
the number of Shares after the bonus issue
previous number of Shares which the Warrant
re-calculated number of Shares	entitled the Warrant Holder to subscribe for x
for which each Warrant	the number of Shares after the bonus issue
entitles to Subscription =	number of Shares prior to the bonus issue

The Exercise Price and the number of Shares re-calculated in accordance with the above shall be determined by the Company as soon as possible following the adoption by the general meeting of the resolution to carry out the bonus issue but shall be applied only after the record date for the share issue.

(b)	Genomför Bolaget en sammanläggning eller uppdelning av Aktier skall mom. (a) ovan äga motsvarande tillämpning, varvid i förekommande fall som avstämningsdag skall anses den dag då sammanläggning respektive uppdelning, på Bolagets begäran, sker hos Euroclear.

(b)	Where the Company carries out a consolidation or a share split, subsection (a) above shall apply correspondingly, in which case the record date shall be deemed to be the date on which the consolidation or share split, upon request by the Company, is effected by Euroclear.

(c)	Genomför Bolaget en nyemission – med företrädesrätt för aktieägarna att teckna nya Aktier och mot kontant betalning eller kvittning – skall följande gälla beträffande rätten till deltagande i emissionen för Aktie som tillkommit på grund av Teckning med utnyttjande av Teckningsoption:

1.	Beslutas emissionen av styrelsen under förutsättning av bolagsstämmans godkännande eller med stöd av bolagsstämmans bemyndigande, skall i beslutet anges den senaste dag då Teckning skall vara verkställd för att Aktie, som tillkommit genom Teckning, skall medföra rätt att deltaga i emissionen. Sådan dag får inte infalla tidigare än tionde kalenderdagen efter det att teckningsoptionsinnehavaren har informerats om emissionsbeslutet.

2.	Beslutas emissionen av bolagsstämman, skall Teckning - där anmälan om Teckning görs på sådan tid, att Teckningen inte kan verkställas senast på femte vardagen före den bolagsstämma som beslutar om emissionen - verkställas först sedan Bolaget verkställt omräkning enligt detta mom. (c), näst sista stycket. Aktie, som tillkommit på grund av sådan Teckning, registreras interimistiskt på avstämningskonto, vilket innebär att de inte har rätt att deltaga i emissionen.

Om Bolaget inte är avstämningsbolag vid tiden för bolagsstämmans beslut om emission, skall Aktier som tillkommit på grund av Teckning som verkställts genom att de nya Aktierna tagits upp i aktieboken som interimsaktier vid tidpunkten för bolagsstämmans beslut ha rätt att deltaga i emissionen.

Vid Teckning som verkställts på sådan tid att rätt till deltagande i nyemissionen inte uppkommer tillämpas en omräknad Teckningskurs liksom en omräkning av det antal Aktier som varje Teckningsoption berättigar till Teckning av. Omräkningarna utföres enligt följande formler:

föregående Teckningskurs x Aktiens genomsnittliga
börskurs under den i emissionsbeslutet fastställda
omräknad	teckningstiden
Teckningskurs =	(Aktiens genomsnittskurs)
Aktiens genomsnittskurs ökad med det på grundval
därav framräknade teoretiska värdet på teckningsrätten
omräknat antal Aktier	föregående antal Aktier som varje Teckningsoption
som varje Teckningsoption	berättigar till teckning av x (Aktiens genomsnittskurs ökad
berättigar till Teckning av =	med det på grundval därav framräknade teoretiska värdet
på teckningsrätten)
Aktiens genomsnittskurs

Aktiens genomsnittskurs skall anses motsvara genomsnittet av det för varje börsdag under teckningstiden framräknade medeltalet av den under dagen noterade högsta och lägsta betalkursen enligt Nasdaq OMX Stockholm ABs officiella kurslista (eller motsvarande uppgift från annan reglerad marknad eller handelsplattform (MTF) vid vilken Bolagets Aktier noteras eller handlas). I avsaknad av notering av betalkurs skall i stället den som slutkurs noterade köpkursen ingå i beräkningen. Dag utan notering av vare sig betalkurs eller köpkurs skall inte ingå i beräkningen.

Det teoretiska värdet på teckningsrätten framräknas enligt följande formel:

det antal nya Aktier som högst kan komma att utges enligt emissionsbeslutet x (Aktiens genomsnittskurs
teckningsrättens värde=	minus Teckningskursen för den nya Aktien)
antalet Aktier före emissionsbeslutet

Uppstår härvid ett negativt värde, skall det teoretiska värdet på teckningsrätten bestämmas till noll.

Enligt ovan omräknad Teckningskurs och omräknat antal Aktier skall fastställas två Bankdagar efter teckningstidens utgång och skall tillämpas vid Teckning, som verkställs därefter.

Om Bolagets Aktier inte är föremål för notering eller handel på reglerad marknad eller annan handelsplattform, skall en omräknad Teckningskurs och omräknat antal Aktier fastställas i enlighet med detta mom. (c). Härvid skall istället för vad som anges beträffande Aktiens genomsnittskurs, värdet på Aktien bestämmas av en oberoende värderingsman utsedd av Bolaget.

Under tiden till dess att omräknad Teckningskurs och omräknat antal Aktier som varje Teckningsoption berättigar till Teckning av fastställts, verkställs Teckning endast preliminärt, varvid det antal Aktier, som varje Teckningsoption före omräkning berättigar till Teckning av, upptas interimistiskt på avstämningskonto. Dessutom noteras särskilt att varje Teckningsoption efter omräkningar kan berättiga till ytterligare Aktier enligt punkt 3 ovan. Slutlig registrering på avstämningskontot sker sedan omräkningarna fastställts. Om Bolaget inte är avstämningsbolag verkställs Teckning genom att de nya Aktierna upptages i aktieboken som interimsaktier. Sedan omräkningarna har fastställts upptages de nya aktierna i aktieboken som Aktier.

(c)	Where the Company carries out a new issue of shares subject to the pre-emptive rights of the shareholders to subscribe for new Shares in exchange for cash payment or payment through set-off of claims against the Company, the following shall apply:

1.	Where the Board of Directors resolves to carry out the share issue contingent upon the approval of or pursuant to authorisation by the general meeting, the resolution of the share issue shall set forth the last date on which Shares issued pursuant to Subscription entitle the Warrant Holders to participate in the share issue. Such date shall not be earlier than the tenth calendar day after the Warrant Holder has been informed of resolution to issue shares.

2.	Where the general meeting resolves to carry out the share issue, Subscription, where application for Subscription is made at such time that it cannot be effected on or before the fifth week day prior to the general meeting which resolves to carry out the share issue, shall be exercised after the Company has conducted the re-calculation according to this subsection (c), second last paragraph. Share that has been issued due to such subscription shall be registered on an interim basis at a securities account, meaning that they do not have the right to participate in the issue.

If the Company is not a CSD company at the time of the general meeting’s resolution to carry out a share issue, all Shares that has been issued as a result of the Subscription and has been recorded on an interim basis in the share register shall be entitled to participate in the issue.

In connection with Subscriptions which are effected at such time that no right to participate in the share issue arises, a re-calculated Exercise Price and a re-calculated number of Shares to which each Warrant entitles the Warrant Holder to subscribe for shall be applied. The re-calculations shall be made according to the following formulas:

re-calculated Exercise Price =	previous Exercise Price x the average market price of the Share during the subscription period set forth in the resolution approving the issue (the average Share price)
average Share price increased by the theoretical value of the subscription right calculated on the basis thereof
re-calculated number of Shares for which each Warrant entitles to Subscription =	previous number of Shares which the Warrant entitled the Warrant Holder to subscribe for x the average Share price increased by the theoretical value of the subscription right calculated on the basis thereof the average Share price

The average Share price shall be deemed to be equivalent to the average of the calculated average values, for each trading day during the subscription period, of the highest and lowest transaction price according to NASDAQ OMX Stockholm AB's official price list (or equivalent information from other organized market or multilateral trading facility (MTF)) at which the Company’s share is listed or traded). In the event no transaction price is quoted, the last bid price which is quoted as the closing price for such date shall form the basis of the calculation. Days on which neither a transaction price nor a bid price is quoted shall be excluded from the calculation.

The theoretical value of the subscription right shall be calculated according to the following formula:

value of subscription right =	the maximum number of new Shares that may be issues according to the resolution approving the issue x the average Share price reduced by the Exercise Price of the new Share number of Shares prior to the adoption of the resolution approving the issue

In the event there is a negative value arising from the above-stated calculation, the theoretical value of the subscription right shall be deemed to be zero.

The re-calculated Exercise Price and re-calculated number of Shares as set forth above shall be determined by the Company two Banking Days after the expiration of the subscription period and shall apply to Subscriptions exercised thereafter.

In the event the Company’s shares are not listen or traded on an organized market or another multilateral trading facility, a re-calculated Exercise Price and re-calculated number of Shares in accordance with this subsection (c) shall apply. Instead of what is stated regarding the average Share price, the Share price shall be determined by an independent valuer appointed by the Company.

For the time until the re-calculated Exercise Price and re-calculated number of Shares that each Warrant entitles Subscription for is determined, Subscription is exercised preliminary, whereby the number of Shares that each Warrant gives the right to prior to re-calculation is recorded on an interim basis in a securities account. Further, it is noted that each Warrant, after re-calculation, can give the right to additional Shares according to Section 3 above. Final registration in a securities account shall take place after the re-calculations are determined.

If the Company is not a CSD company Subscription is exercised by recording the new Shares on an interim basis in the share register. When the re-calculation is determined, the Shares shall be recorded as Shares in the share register.

(d)	Genomför Bolaget en emission av konvertibler eller Teckningsoptioner – med företrädesrätt för aktieägarna – skall beträffande rätten till deltagande i emissionen för Aktie, som tillkommit på grund av Teckning med utnyttjande av Teckningsoption bestämmelserna i mom. (c), ovan äga motsvarande tillämpning.

Vid Teckning som verkställts på sådan tid att rätt till deltagande i emissionen inte uppkommer tillämpas en omräknad Teckningskurs liksom en omräkning av det antal Aktier som varje Teckningsoption berättigar till Teckning av. Omräkningarna utföres enligt följande formler:

föregående Teckningskurs x Aktiens genomsnittliga börskurs under
omräknad	den i emissionsbeslutet fastställda teckningstiden
Teckningskurs =	(Aktiens genomsnittsskurs)
aktiens genomsnittskurs ökad med teckningsrättens värde
omräknat antal Aktier	föregående antal Aktier som varje Teckningsoption
som varje	berättigar till teckning av x
Teckningsoption	(Aktiens genomsnittskurs ökad med
berättigar till =	teckningsrättens värde)
Teckning av	Aktiens genomsnittskurs

Aktiens genomsnittskurs beräknas i enlighet med vad som angivits i mom. (c). ovan.

Teckningsrättens värde skall anses motsvara genomsnittet av det för varje börsdag under teckningstiden framräknade medeltalet av den under dagen noterade högsta och lägsta betalkursen för teckningsrätten enligt Nasdaq OMX Stockholm ABs officiella kurslista (eller motsvarande uppgift från annan reglerad marknad eller handelsplattform vid vilken Bolagets Aktier noteras eller handlas). I avsaknad av notering av betalkurs skall i stället den som slutkurs noterade köpkursen ingå i beräkningen. Dag utan notering av vare sig betalkurs eller köpkurs skall inte ingå i beräkningen.

Enligt ovan omräknad Teckningskurs och omräknat antal Aktier skall fastställas två Bankdagar efter teckningstidens utgång och skall tillämpas vid Teckning, som verkställs därefter.

Om Bolagets Aktier inte är föremål för notering eller handel på reglerad marknad eller annan handelsplattform, skall en omräknad Teckningskurs och omräknat antal Aktier fastställas i enlighet med detta mom. (d). Härvid skall istället för vad som anges beträffande Aktiens genomsnittskurs, värdet på Aktien bestämmas av en oberoende värderingsman utsedd av Bolaget.

Vid Teckning som verkställs under tiden till dess att omräknad Teckningskurs och omräknat antal Aktier varje Teckningsoption berättigar till Teckning av fastställts, skall bestämmelserna i mom. (c), sista stycket ovan, äga motsvarande tillämpning.

(d)	Where the Company carries out an issue of Warrants pursuant to Chapter 14 of the Swedish Companies Act or convertible bonds pursuant to Chapter 15 of the Swedish Companies Act subject to the pre-emptive rights for shareholders to subscribe –regarding the right for Shares, allotted as a consequence of exercise of Warrants, to participate in the issue, the provisions of subsection (c) above shall apply.

In the event of Subscriptions which are effected at such time that no right to participate in the share issue arises, a re-calculated Exercise Price and a re-calculation of the number of Shares to which each Warrant entitles the Warrant Holder to subscribe for shall be applied. The re-calculations shall be made according to the following formulas:

re-calculated Exercise Price =	previous Exercise Price x the average market price of the Share during the subscription period set forth in the resolution approving the issue (the average Share price)
average Share price increased by the value of the subscription right
re-calculated number of Shares, for which each Warrant entitles to Subscription =	previous number of Shares that each Warrant entitles to Subscription for x the average Share price increased by the value of the Subscription average Share price

The average Share price shall be calculated in accordance with the provisions set forth in subsection (c) above.

The value of a subscription right shall be deemed to be equivalent to the average of the calculated average values, for each trading day during the subscription period, of the highest and lowest transaction price according to NASDAQ OMX Stockholm AB’s official price list (or equivalent information from other organized market or multilateral trading facility (MTF)). In the event no transaction price is quoted, the bid price which is quoted as the closing price shall form the basis of the calculation. Days on which neither a transaction price nor a bid price is quoted shall not be included for the purposes of the calculation.

The re-calculated Exercise Price and re-calculated number of Shares as set forth above shall be determined by the Company two Banking Days after the expiration of the subscription period and shall apply to purchases made thereafter.

In the event the Company’s shares are not listen or traded on an organized market or another multilateral trading facility, a re-calculated Exercise Price and re-calculated number of Shares in accordance with this subsection (d) shall apply. Instead of what is stated regarding the average Share price, the Share price shall be determined by an independent valuer appointed by the Company.

In the event of Subscription during a time period of re-calculation of the Exercise Price and/or the number of Shares for which each Warrant entitles to Subscription, the provisions in subsection (c), last paragraph shall apply.

(e)	Skulle Bolaget i andra fall än som avses i mom. (a)–(d) ovan rikta erbjudande till aktieägarna att, med företrädesrätt enligt principerna i aktiebolagslagen, av Bolaget förvärva värdepapper eller rättighet av något slag eller besluta att, enligt ovan nämnda principer, till aktieägarna utdela sådana värdepapper eller rättigheter utan vederlag (erbjudandet), skall, där anmälan om Teckning som görs på sådan tid, att därigenom erhållen Aktie inte medför rätt till deltagande i erbjudandet, tillämpas en omräknad Teckningskurs liksom en omräkning av det antal Aktier som varje Teckningsoption berättigar till Teckning av. Omräkningarna utförs enligt följande formler:

föregående Teckningskurs x Aktiens genomsnittliga
omräknad	börskurs under den i erbjudandet fastställda
Teckningskurs =	anmälningstiden (Aktiens genomsnittskurs)
Aktiens genomsnittskurs ökad med värdet av rätten till
deltagande i erbjudandet (inköpsrättens värde)
omräknat antal Aktier	föregående antal Aktier som varje Teckningsoption
som varje Teckningsoption	berättigar till teckning av x (Aktiens genomsnittskurs ökad
berättigar till =	med inköpsrättens värde)
Teckning av	Aktiens genomsnittskurs

Aktiens genomsnittskurs beräknas i enlighet med vad som angivits i mom. (c) ovan. För det fall att aktieägarna erhållit inköpsrätter och handel med dessa ägt rum, skall värdet av rätten till deltagande i erbjudandet anses motsvara inköpsrättens värde. Inköpsrättens värde skall härvid anses motsvara genomsnittet av det för varje börsdag under ifrågavarande tid framräknade medeltalet av den under dagen noterade högsta och lägsta betalkursen enligt Nasdaq OMX Stockholm ABs officiella kurslista (eller motsvarande uppgift från annan reglerad marknad eller handelsplattform vid vilken Bolagets Aktier noteras eller handlas). I avsaknad av notering av betalkurs skall i stället den som slutkurs noterade köpkursen ingå i beräkningen. Dag utan notering av vare sig betalkurs eller köpkurs skall inte ingå i beräkningen.

För det fall aktieägarna ej erhållit inköpsrätter eller eljest sådan handel med inköpsrätter som avses i föregående stycke ej ägt rum, skall omräkning av Teckningskursen och det antal Aktier som varje Teckningsoption berättigar till Teckning av ske med tillämpning så långt möjligt av de principer som anges ovan i detta mom. (e), varvid följande skall gälla. Om notering sker av de värdepapper eller rättigheter som erbjuds aktieägarna, skall värdet av rätten till deltagande i erbjudandet anses motsvara genomsnittet av det för varje börsdag under 25 börsdagar från och med första dag för notering framräknade medeltalet av den under dagen noterade högsta och lägsta betalkursen vid affärer i dessa värdepapper eller rättigheter vid Nasdaq OMX Stockholm ABs officiella kurslista (eller motsvarande uppgift från annan reglerad marknad eller handelsplattform vid vilken Bolagets Aktier noteras eller handlas), i förekommande fall minskat med det vederlag som betalats för dessa i samband med erbjudandet. I avsaknad av notering av betalkurs skall i stället den som slutkurs noterade köpkursen ingå i beräkningen. Noteras varken betalkurs eller köpkurs under viss eller vissa dagar, skall vid beräkningen av värdet av rätten till deltagande i erbjudandet bortses från sådan dag. Den i erbjudandet fastställda anmälningstiden skall vid omräkning av Teckningskurs och antal Aktier enligt detta stycke anses motsvara den ovan i detta stycke nämnda perioden om 25 börsdagar. Om notering ej äger rum, skall värdet av rätten till deltagande i erbjudandet så långt möjligt fastställas med ledning av den marknadsvärdesförändring avseende Bolagets Aktier som kan bedömas ha uppkommit till följd av erbjudandet.

Enligt ovan omräknad Teckningskurs och omräknat antal Aktier skall fastställas snarast möjligt efter erbjudandetidens utgång och skall tillämpas vid Teckning, som verkställs efter ett sådant fastställande har skett.

Om Bolagets Aktier inte är föremål för notering eller handel på reglerad marknad eller annan handelsplattform, skall en omräknad Teckningskurs och omräknat antal Aktier fastställas i enlighet med detta mom. (e). Härvid skall istället för vad som anges beträffande Aktiens genomsnittskurs, värdet på Aktien bestämmas av en oberoende värderingsman utsedd av Bolaget.

Vid Teckning som verkställs under tiden till dess att omräknad Teckningskurs och omräknat antal Aktier varje Teckningsoption berättigar till Teckning av fastställts, skall bestämmelserna i mom. c), sista stycket ovan, äga motsvarande tillämpning.

(e)	In the event the Company, under circumstances other than those set forth in subsections (a) – (d) above, directs an offer to the shareholders, based upon pre-emptive rights pursuant to the principles set forth in Chapter 13, section 1 of the Companies Act, to purchase securities or rights of any kind from the Company or where the Company resolves, pursuant to the above-stated provisions, to distribute to its shareholders such securities or rights without consideration, a re-calculated Exercise Price and a re-calculated number of Shares to which each Warrant entitles the Warrant Holder to purchase shall be applied in conjunction with Subscriptions which are effected at such time that Shares acquired as a consequence thereof do not entitle the Warrant Holder to participate in the offer. Re-calculations shall be made by the Company according to the following formulas:

re-calculated Exercise Price =

previous Exercise Price x the average market price of the Share during the acceptance period set forth in the offer (average Share price)

average Share price increased by the value of participation in the offer (value of the participation right

re-calculated number of Shares,	previous number of Shares for which each Warrant entitles to Subscription x the average Share price increased by the value of the participation right
for which each Warrant entitles to Subscription =	average Share price

The average Share price shall be calculated in accordance with the provisions set forth in subsection (c) above.

In the event that shareholders have obtained participation rights and these have been traded, the value of the participation right shall be deemed to be the average of the calculated average values, for each trading day during the relevant period, of the highest and lowest transaction price according to NASDAQ OMX Stockholm AB’s official price list (or equivalent information from other organized market or multilateral trading facility (MTF)). In the event no transaction price is quoted, the bid price which is quoted as the closing price for such date shall form the basis of the calculation. Days on which neither a transaction price nor a bid price is quoted shall not be included for the purposes of the calculation.

In the event participation rights has not been received or trading in participation rights has otherwise not taken place, a re-calculation of the Exercise Price and a re-calculation of the number of shares to which each Warrant entitles the Warrant Holder to purchase shall be made to the extent possible upon the application of the principles set forth above in this subsection (e), whereupon the following shall apply. Where a listing is carried out in respect of the securities or rights which are offered to the shareholders, the value of the right to participate in the offer shall be deemed to be the average of the calculated average values, for each trading day during a period of 25 trading days commencing on the first day for listing, of the highest and lowest transaction price during the day for transactions in these securities or rights on NASDAQ OMX Stockholm AB (or equivalent information from other organized market or multilateral trading facility (MTF)), where applicable reduced by any consideration paid for such securities or rights in conjunction with the offer. In the absence of a quotation of the bid price, the closing transaction price quoted shall form the basis of the calculation. Days on which neither a transaction price nor a bid price is quoted shall not be included for the purposes of the calculation. The period of notification determined in the offer, shall at the re-calculation of the Exercise Price and the number of Shares according to this paragraph correspond to 25 trading days as stated above. In the event that such listing does not take place, the value of the right to participate in the offer shall, to the extent possible, be determined based upon the change in market value regarding the Company's Shares which is deemed to have arisen as a consequence of the offer.

The re-calculated Exercise Price according to the above shall be established by the Company immediately after the expiration of the period of offer and shall be applied to Subscription made after such determination.

In the event the Company’s shares are not listen or traded on an organized market or another multilateral trading facility, a re-calculated Exercise Price and re-calculated number of Shares in accordance with this subsection (e) shall apply. Instead of what is stated regarding the average Share price, the Share price shall be determined by an independent valuer appointed by the Company.

In the event of Subscription during a time period of re-calculation of the Exercise Price and/or the number of Shares for which each Warrant entitles to Subscription, the provisions in subsection (c), last paragraph shall apply.

(f)	Genomför Bolaget en nyemission eller emission enligt 14 eller 15 kap. aktiebolagslagen med företrädesrätt för aktieägarna - äger Bolaget besluta att ge samtliga Innehavare av Teckningsoptioner samma företrädesrätt som enligt beslutet tillkommer aktieägarna. Därvid skall varje Innehavare, oaktat sålunda att Teckning ej verkställts, anses vara ägare till det antal Aktier som Innehavaren skulle ha erhållit, om Teckning på grund av Teckningsoption verkställts av det antal Aktier, som varje Teckningsoption berättigade till Teckning av vid tidpunkten för beslutet om emission.

Skulle Bolaget besluta att till aktieägarna rikta ett sådant erbjudande som avses i mom. (e) ovan, skall vad i föregående stycke sagts äga motsvarande tillämpning, dock att det antal Aktier som Innehavaren anses vara ägare till i sådant fall skall fastställas efter den Teckningskurs, som gällde vid tidpunkten för beslutet om erbjudandet.

Om Bolaget skulle besluta att ge Innehavarna företrädesrätt i enlighet med bestämmelserna i detta mom. (f), skall någon omräkning enligt mom. (c), (d) eller (e) ovan inte äga rum.

(f)	In the event the Company carries out a new issue or an issue according to Chapter 14 or 15 of the Swedish Companies Act – based on the pre-emptive rights of the shareholders - the Company may decide to grant all Warrant Holders the same pre-emptive right as granted to the shareholders according to the resolution. Each Warrant Holder, notwithstanding that Subscription has not been effected, thereby will be considered as owner of the number of Shares that the Warrant Holder would have received, if Subscription for the number of Shares that each Warrant entitles to has been effected at the time of the resolution on the issue

If the Company decides on an offer as described in subsection (e) above, what is stated in the previous paragraph shall apply correspondingly, however, that the number of Shares considered owned by the Warrant Holder shall be determined based on the number of Shares that each Warrant entitled the Warrant Holder to subscribe for at the time the offer was resolved.

Should the Company decide to grant the Warrant Holders pre-emptive rights according to the provisions in this subsection (f), no re-calculation according to subsections (c), (d) or (e) above shall be made.

(g)	Beslutas om utdelning till aktieägarna innebärande att dessa erhåller utdelning som, tillsammans med andra under samma räkenskapsår utbetalda utdelningar, överskrider 30 procent av Aktiens genomsnittskurs under en period om 25 börsdagar närmast före den dag, då styrelsen för Bolaget offentliggör sin avsikt att till bolagsstämman lämna förslag om sådan utdelning, skall, där anmälan om Teckning som görs på sådan tid, att därigenom erhållen Aktie inte medför rätt till erhållande av sådan utdelning, tillämpas en omräknad Teckningskurs och ett omräknat antal Aktier som varje optionsrätt berättigar till Teckning av. Omräkningen skall baseras på den del av den sammanlagda utdelningen som överstiger 30 procent av Aktiens genomsnittskurs under ovannämnd period (extraordinär utdelning). Omräkningarna utförs enligt följande formler:

föregående Teckningskurs x Aktiens genomsnittliga
börskurs under en period om 25 börsdagar räknat fr.o.m.
omräknad	den dag då Aktien noteras utan rätt till extraordinär
tecningskurs =	utdelning (Aktiens genomsnittskurs)
Aktiens genomsnittskurs ökad med den extraordinära utdelning som utbetalas per Aktie
omräknat antal Aktier	föregående antal Aktier som varje optionsrätt berättigar
som varje optionsrätt	till Teckning av x (Aktiens genomsnittskurs ökad
berättigar till	med den extraordinära utdelning som utbetalas
Teckning av =	per Aktie)
Aktiens genomsnittskurs

Aktiens genomsnittskurs skall anses motsvara genomsnittet av det för varje börsdag under ovan angiven period om 25 börsdagar framräknade medeltalet av den under dagen noterade högsta och lägsta betalkursen enligt Nasdaq OMX Stockholm ABs officiella kurslista (eller motsvarande uppgift från annan reglerad marknad eller handelsplattform vid vilken Bolagets Aktier noteras eller handlas). I avsaknad av notering av betalkurs skall i stället den som slutkurs noterade köpkursen ingå i beräkningen. Dag utan notering av vare sig betalkurs eller köpkurs skall inte ingå i beräkningen.

Enligt ovan omräknad Teckningskurs och omräknat antal Aktier skall fastställas två Bankdagar efter utgången av ovan angiven period om 25 börsdagar och skall tillämpas vid Teckning som verkställs därefter.

Om Bolagets Aktier inte är föremål för notering eller handel på reglerad marknad eller annan handelsplattform, och det beslutas om kontant utdelning till aktieägarna innebärande att dessa erhåller utdelning som, tillsammans med andra under samma räkenskapsår utbetalda utdelningar, överstiger 100 procent av Bolagets resultat efter skatt för det räkenskapsåret och 30 procent av Bolagets värde, skall, vid anmälan om Teckning som sker på sådan tid, att därigenom erhållen Aktie inte medför rätt till erhållande av sådan utdelning, tillämpas en omräknad Teckningskurs och ett omräknat antal Aktier i enlighet med detta mom. (g). Härvid skall Bolagets värde ersätta Aktiens genomsnittskurs i formeln. Bolagets värde skall bestämmas av en oberoende värderingsman utsedd av Bolaget. Omräkningen baseras på den del av den sammanlagda utdelningen som överstiger 100 procent av Bolagets resultat efter skatt för räkenskapsåret och 30 procent av Bolagets värde (extraordinär utdelning).

Vid Teckning som verkställs under tiden till dess att omräknad Teckningskurs och omräknat antal Aktier varje optionsrätt berättigar till Teckning av fastställts, skall bestämmelserna i mom. (c), sista stycket ovan, äga motsvarande tillämpning.

(g)	If it is decided to pay a dividend to shareholders such that the shareholders receive, combined with other dividends paid during the same financial year, a total dividend exceeding 30 per cent of the average market price of the Share during a period of 25 trading days immediately preceding the day on which the Board of Directors announced its intention to propose that the general shareholders’ meeting approves such a dividend, shall, for Subscriptions requested at such time when the Shares received in such event do not carry rights to receive such dividend, a re-calculated Exercise Price and a re-calculated number of Shares to which each Warrant entitles the Warrant Holder to subscribe for shall be applied. The re-calculations shall be based upon such part of the total dividend which exceeds 30 per cent of the average market price of the Shares during the above period (extraordinary dividend). Re-calculations shall be made by the Company according to the following formulas:

re-calculated Exercise Price =

previous Exercise Price x the average market price of the Share during a period of 25 trading days calculated from and including the day the Shares are listed ex-rights to the extraordinary dividend (average Share price)

average Share price increased by the extraordinary dividend paid per Share

re-calculated number of Shares for which each Warrant entitles the Warrant Holder to subscribe for =	previous number of Shares for which each Warrant entitles the Warrant Holder to subscribe x the average Share price increased by the extraordinary dividend distributed average Share price

The average Share price shall be considered to correspond to the average of the highest and lowest prices paid each trading day during the above period of 25 trading days in accordance with the official price list of NASDAQ OMX Stockholm (or equivalent information from other organized market or multilateral trading facility (MTF)). In the absence of a quotation of a paid price, the last bid price quoted for such date shall be used in the calculation. If neither a paid price nor a bid price is quoted on a given day, that day shall be excluded from the calculation.

The Exercise Price and number of Shares re-calculated in accordance with the above shall be determined by the Company two Bank Days after the expiration of such period of 25 trading days and shall apply to Subscriptions made after such time.

In the event the Company’s shares are not listen or traded on an organized market or another multilateral trading facility, and it is decided to pay a dividend to shareholders such that the shareholders receive, combined with other dividends paid during the same financial year, a total dividend exceeding 100 per cent of the profit after tax for the fiscal year and 30 per cent of the Company’s value, shall, for Subscriptions requested at such time when the Shares received in such event do not carry rights to receive such dividend, a re-calculated Exercise Price and a re-calculated number of Shares according to this subsection (g) shall be conducted. For such re-calculation shall the Company’s value replace the average share price. The Company’s value shall be determined by an independent valuer appointed by the Company. The re-calculation is based upon the portion of the total dividend that exceeds 100 per cent of the Company’s result after tax for the fiscal year and 30 per cent of the Company’s value (extraordinary dividend).

In the event of Subscription during a time period of re-calculation of the Exercise Price and/or the number of Shares for which each Warrant entitles to Subscription, the provisions in subsection (c), last paragraph shall apply.

(h)	Om Bolagets aktiekapital eller reservfond skulle minskas med återbetalning till aktieägarna, vilken minskning är obligatorisk, tillämpas en omräknad Teckningskurs liksom en omräkning av det antal Aktier som varje Teckningsoption berättigar till Teckning av. Omräkningarna utförs enligt följande formler:

föregående Teckningskurs x Aktiens genomsnittliga
börskurs under en period om 25 börsdagar räknat
omräknad	fr o m den dag då Aktien noteras utan rätt till
Teckningskurs =	återbetalning (Aktiens genomsnittskurs)
Aktiens genomsnittskurs ökad med det belopp som återbetalas per Aktie
omräknat antal Aktier	föregående antal Aktier som varje
som varje Teckningsoption	Teckningsoption berättigar till Teckning av x
berättigar till	(Aktiens genomsnittskurs ökad med det belopp som
Teckning av =	återbetalas per Aktie)
Aktiens genomsnittskurs

Aktiens genomsnittskurs beräknas i enlighet med vad som angivits i mom. (c) ovan.

Vid omräkning enligt ovan och där minskningen sker genom inlösen av Aktier, skall istället för det faktiska belopp som återbetalas per Aktie ett beräknat återbetalningsbelopp användas enligt följande:

det faktiska belopp som återbetalas på inlöst Aktie minskat med Aktiens genomsnittliga börskurs under en period om 25 börsdagar närmast före den dag då Aktien noteras utan rätt
beräknat återbetalnings-	till deltagande i minskningen (aktiensgenomsnittskurs)
belopp per Aktie	det antal Aktier i Bolaget som ligger till grund för inlösen av en Aktie minskat med talet 1

Aktiens genomsnittskurs beräknas i enlighet med vad som angivits i mom. (c) ovan.

Enligt ovan omräknad Teckningskurs och omräknat antal Aktier skall fastställas två Bankdagar efter utgången av den angivna perioden om 25 börsdagar och skall tillämpas vid Teckning, som verkställs därefter.

Vid Teckning som verkställs under tiden till dess att omräknad Teckningskurs och omräknat antal Aktier varje Teckningsoption berättigar till Teckning av fastställts, skall bestämmelserna i mom. (c), sista stycket ovan, äga motsvarande tillämpning.

Om Bolagets Aktier inte är föremål för notering eller handel på reglerad marknad eller annan handelsplattform, skall en omräknad Teckningskurs och omräknat antal Aktier fastställas i enlighet med detta mom. (g). Härvid skall istället för vad som anges beträffande Aktiens genomsnittskurs, värdet på Aktien bestämmas av en oberoende värderingsman utsedd av Bolaget.

Om Bolagets aktiekapital skulle minskas genom inlösen av Aktier med återbetalning till aktieägarna, vilken minskning inte är obligatorisk, eller om Bolaget - utan att fråga är om minskning av aktiekapital - skulle genomföra återköp av egna Aktier men där, enligt Bolagets bedömning, åtgärden med hänsyn till dess tekniska utformning och ekonomiska effekter, är att jämställa med minskning som är obligatorisk, skall omräkning av Teckningskursen och antal Aktier som varje Teckningsoption berättigar till Teckning av ske med tillämpning av så långt möjligt av de principer som anges ovan i detta moment (g).

(h)	In the event the Company’s share capital or statutory reserve is reduced through a distribution to the shareholders, and the reduction is compulsory, a re-calculated Exercise Price and a re-calculation of the number of Shares to which each Warrant entitles the holder to purchase shall be carried out by the Company in accordance with the following formulas:

re-calculated Exercise Price =

previous Exercise Price x the average market price of the Share during a period of 25 trading days calculated from the day on which the Share is listed without any right to participate in the distribution (average Share price)

average Share price increased by the extraordinary dividend paid per Share

re-calculated number of Shares for which each Warrant entitles the Warrant Holder to subscribe for =	previous number of Shares for which the Warrant entitles the Warrant Holder to subscribe x average Share price increased by the amount distributed for each Share average Share price

The average Share price is calculated in accordance with the provisions set forth in sub-section (c) above.

On re-calculation according to the above and where the reduction is made by redemption of Shares, instead of the actual amount repaid per share, an estimated repayment amount shall be used as follows:

estimated repayment amount per Share =

The actual amount repaid per Share reduced by the average Share price during a period of 25 trading days prior to the date when the Share is quoted without a right to participate in the reduction (average Share price)

the number of shares in the Company forming the basis of the redemption of one share reduced by the figure 1

The average Share price is estimated in accordance with what is stated in subsection (c) above.

The re-calculation of the Exercise Price and the re-calculated number of Shares stated above shall be determined by the Company two Banking Days after the expiration of the stated period of 25 trading days and shall be applied to Subscription effected thereafter.

In the event of Subscription during a time period of re-calculation of the Exercise Price and/or the number of Shares for which each Warrant entitles to Subscription, the provisions in subsection (c), last paragraph shall apply.

In the event the Company’s shares are not listen or traded on an organized market or another multilateral trading facility, a re-calculated Exercise Price and re-calculated number of Shares in accordance with this subsection (g) shall apply. Instead of what is stated regarding the average Share price, the Share price shall be determined by an independent valuer appointed by the Company.

If the share capital is reduced through redemption of shares with repayment to the shareholders, and the reduction is not compulsory, or if the Company – without reducing the share capital – would re-purchase its own shares and the measure, according to the Company’s opinion, due to its technical nature and economic effect, is equivalent to an compulsory reduction, the re-calculation of the Exercise Price and number of Shares each Warrant entitles the Warrant Holder to subscribe for shall as far as possible be made by applying the principles outlined above in this subsection (g).

(i)	Genomför Bolaget åtgärd som avses i mom. (a)-(h) ovan eller annan liknande åtgärd med liknande effekt och skulle, enligt Bolagets bedömning, tillämpning av härför avsedd omräkningsformel, med hänsyn till åtgärdens tekniska utformning eller av annat skäl, ej kunna ske eller leda till att den ekonomiska kompensation som Innehavarna erhåller i förhållande till aktieägarna inte är skälig, skall Bolaget, förutsatt att Bolagets styrelse lämnar skriftligt samtycke därtill, genomföra omräkningarna av Teckningskursen och av antalet Aktier som varje Teckningsoption berättigar till Teckning av i syfte att omräkningarna leder till ett skäligt resultat.

(i)	If the Company takes actions described in this Section 8, or any other similar action leading to the similar effect and, in the opinion of the Company, the application of the re-calculation formulas stated herein, with regard to the technical framing of the action or for some other reason, would not be possible or lead to the economic compensation received by the Warrant Holder in proportion to the shareholders would not be reasonable, the Company, provided that the board of directors of the Company consent in writing, shall carry out the re-calculations of the Exercise Price and the number of Shares for which each Warrant entitles to Subscription for the purpose of a reasonable result of the re-calculations.

(j)	Vid omräkning enligt ovan skall Teckningskursen avrundas till helt tiotal öre, varvid fem öre skall avrundas uppåt, och antalet Aktier avrundas till två decimaler.

(j)	In conjunction with re-calculation in accordance with the above, the Exercise Price shall be rounded to the nearest SEK 0.10, whereupon SEK 0.05 shall be rounded upwards, and the number of Shares shall be rounded to two decimal places.

(k)	Beslutas att Bolaget skall träda i likvidation får, oavsett likvidationsgrunden, anmälan om Teckning ej därefter ske. Rätten att göra anmälan om Teckning upphör i och med bolagsstämmans likvidationsbeslut, oavsett sålunda att detta ej må ha vunnit laga kraft.

Senast i omedelbar anslutning till att Bolagets styrelse beslutat att kalla till bolagsstämma som skall ta ställning till fråga om Bolaget skall träda i frivillig likvidation enligt 25 kap 1 § aktiebolagslagen, skall Innehavarna genom meddelande enligt avsnitt 9 nedan underrättas om den avsedda likvidationen. I meddelandet skall intagas en erinran om att anmälan om Teckning ej får ske, sedan bolagsstämman fattat beslut om likvidation.

Skulle Bolaget lämna meddelande om avsedd likvidation enligt ovan, skall Innehavare - oavsett vad som i avsnitt 4 ovan sägs om tidigaste tidpunkt för anmälan om Teckning - äga rätt att göra anmälan om Teckning från den dag då meddelandet lämnats, förutsatt att Teckning kan verkställas senast på tionde kalenderdagen före den bolagsstämma vid vilken frågan om Bolagets likvidation skall behandlas.

(k)	In the event it is resolved that the Company shall enter into liquidation pursuant to Chapter 25 of the Companies Act, regardless of the grounds for the liquidation, Subscription may not thereafter be made. The right to make an application for Subscription shall terminate in conjunction with the resolution to place the Company in liquidation, regardless of whether such resolution has entered into effect.

Not later than in the immediately adjacent to the board of directors of the Company’s resolution to convene a general meeting that shall resolve whether the Company shall be placed into liquidation pursuant to Chapter 25, section 1 of the Companies Act, notice shall be given to Warrant Holders in accordance with Section 9 below in respect of the intended liquidation. The notice shall state that Subscription may not be made following the adoption of a resolution by the general meeting that the Company shall enter into liquidation.

In the event the Company gives notice of an intended liquidation in accordance with the above, each Warrant Holder, irrespective of that which is set forth in Section 4 above regarding the earliest time at which application for Subscription may be made, shall be entitled to apply for Subscription commencing on the date on which notice is given, provided that it is possible to effect Subscription at such time that the Share can be represented at the general meeting at which the issue of the Company's liquidation shall be addressed.

(l)	Skulle bolagsstämman, enligt 23 kap 15 § aktiebolagslagen, godkänna - eller samtliga aktieägare i deltagande bolag i enlighet med fjärde stycke i nämnda paragraf underteckna - fusionsplan varigenom Bolaget skall uppgå i annat bolag, eller om bolagsstämman, enligt 24 kap 17 § aktiebolagslagen, skulle godkänna - eller samtliga aktieägare i deltagande bolag i enlighet med fjärde stycke i nämnda paragraf underteckna - delningsplan varigenom Bolaget skall upplösas utan likvidation, får anmälan om Teckning därefter ej ske.

Senast i omedelbar anslutning till att Bolagets styrelse beslutat att kalla till bolagsstämma som skall ta slutlig ställning till frågan om fusion eller delning enligt ovan, eller om fusions- eller delningsplanen skall undertecknas av samtliga aktieägare i deltagande bolag senast sex veckor före det att sådant undertecknande sker, skall Innehavarna genom meddelande enligt avsnitt 9 nedan underrättas om fusions- eller delningsavsikten. I meddelandet skall en redogörelse lämnas för det huvudsakliga innehållet i den avsedda fusionsplanen eller delningsplanen samt skall Innehavarna erinras om att anmälan om Teckning ej får ske, sedan slutligt beslut fattats om fusion eller delning, eller sedan fusions- eller delningsplan undertecknats, i enlighet med vad som angivits i föregående stycke.

Skulle Bolaget lämna meddelande om planerad fusion eller delning enligt ovan, skall Innehavare - oavsett vad som i avsnitt 4 sägs om tidigaste tidpunkt för anmälan om Teckning - äga rätt att göra anmälan om Teckning från den dag då meddelandet lämnats om fusions- eller delningsavsikten, förutsatt att Teckning kan verkställas senast (i) på tionde kalenderdagen före den bolagsstämma vid vilken fusionsplanen varigenom Bolaget skall uppgå i annat bolag eller delningsplanen varigenom Bolaget skall upplösas utan likvidation skall godkännas, eller (ii) om fusions- eller delningsplanen skall undertecknas av samtliga aktieägare i deltagande bolag senast på tionde kalenderdagen före det att sådant undertecknande sker.

(l)	In the event the general meeting, in accordance with Chapter 23 Section 15 of the Companies Act, approve – or all shareholders, in accordance with paragraph four of aforementioned provision, signs a merger plan whereby the Company shall be absorbed by another company, or in the event the general meeting, in accordance with Chapter 24 Section 17 of the Companies Act, would approve – or all shareholders, in accordance with paragraph four of aforementioned provision, signs a partition plan whereby the Company shall be dissolved without liquidation, Subscription may not thereafter be made.

Not later than in the immediately adjacent to the board of directors of the Company’s resolution to convene a general meeting that shall resolve upon merger or partition according to what is stated above, or if the merger or partition plan shall be signed by all shareholder not later than six weeks prior to such signing, the Warrant Holders shall by notice in accordance with Section 9 below be informed of the intent to merger or partition. The notice shall set forth the principal terms of the proposed merger or partition plan and remind the Warrant Holders that Subscription may not be made after a final decision regarding merger or partition has been made or a merger or partition plan has been signed in accordance with what is stated above.

In the event the Company gives notice of a proposed merger or partition as described above, the Warrant Holders, irrespective of that which is set forth in Section 4 above regarding the earliest time at which application for Subscription may be made, shall be entitled to apply for Subscription commencing on the date on which notice is given, provided that the Subscription can be exercised (i) the tenth calendar day prior to the general meeting at which the merger plan whereby the Company shall be absorbed by another company or the partition plan whereby the Company shall be dissolved without liquidation shall be approved, or (ii) if the merger or partition plan shall be signed by all shareholders in the participating companies not later than the tenth calendar day prior to such signing is made.

(m)	Upprättar Bolagets styrelse en fusionsplan enligt 23 kap 28 § aktiebolagslagen varigenom Bolaget skall uppgå i ett annat bolag eller blir Bolagets Aktier föremål för tvångsinlösenförfarande enligt 22 kap samma lag skall följande gälla.

Äger ett svenskt aktiebolag samtliga Aktier i Bolaget, och offentliggör Bolagets styrelse sin avsikt att upprätta en fusionsplan enligt i föregående stycke angivet lagrum, skall Bolaget, för det fall att sista dag för anmälan om Teckning enligt avsnitt 4 ovan infaller efter sådant offentliggörande, fastställa en ny sista dag för anmälan om Teckning (slutdagen). Slutdagen skall infalla inom 30 dagar från offentliggörandet.

Äger en aktieägare (majoritetsaktieägaren) ensam eller tillsammans med dotterföretag Aktier representerande så stor andel av samtliga Aktier i Bolaget att majoritetsaktieägaren, enligt vid var tid gällande lagstiftning, äger påkalla tvångsinlösen av återstående Aktier och offentliggör majoritetsaktieägaren sin avsikt att påkalla sådan tvångsinlösen, skall vad som i föregående stycke sägs om slutdag äga motsvarande tillämpning.

Om offentliggörandet skett i enlighet med vad som anges ovan i detta moment L, skall - oavsett vad som i avsnitt 4 ovan sägs om tidigaste tidpunkt för anmälan om Teckning - Innehavare äga rätt att göra sådan anmälan fram till slutdagen. Bolaget skall senast tre veckor före slutdagen genom meddelande enligt avsnitt 9 nedan erinra Innehavarna om denna rätt samt att anmälan om Teckning ej får ske efter slutdagen.

(m)	In the event the board of directors of the Company establishes a merger plan according to Chapter 23 Section 28 of the Companies Act whereby the Company shall be absorbed by another company or the Company’s share shall be subject to compulsory buy-out proceeding in accordance with Chapter 22 of the Companies Act shall the following apply.

In the event a Swedish limited company owns all Shares in the Company, and the board of directors of the company makes their intent to establish a merger plan public in accordance with the provision stated in the paragraph above, the Company shall, in the event the last day for Subscription pursuant to Section 4 above occurs after such announcement, determine a new last date for Subscription (the expiration date). The expiration date shall be within 30 days from the publication.

In the event one shareholder (the majority shareholder) alone or together with subsidiaries owns such a large portion of the total number of Shares that the majority owner, in accordance with the at the time applicable law has the right to initiate a compulsory buy-out proceeding and the majority owner makes its intention to initiate such proceeding public, what is stated in the preceding paragraph regarding the expiration date shall apply.

In the event the announcement has been conducted in accordance with what is stated in above in subsection L, the Warrant Holder, irrespective of that which is set forth in Section 4 above regarding the earliest time at which application for Subscription may be made, shall be entitled to apply for Subscription. The Company shall not later than three weeks prior to the expiration date by notice in accordance with Section 9 below remind the Warrant Holder of this right and that Subscription may not be made following the expiration date.

(n)	Oavsett vad under mom. (k), (l) och (m) ovan sagts om att anmälan om Teckning ej får ske efter beslut om likvidation, godkännande av fusionsplan/delningsplan eller efter utgången av ny slutdag vid fusion skall rätten att göra anmälan om Teckning åter inträda för det fall att likvidationen upphör respektive fusionen ej genomförs.

(n)	Notwithstanding the provisions set forth in subsections (k), (l), and (m) above stating that Subscription may not be made following the approval of a, liquidation, merger or partition plan, or after the expiration of a new expiration date in relations to a merger, the right to make an application for Subscription shall re-apply in circumstances where the merger and the partition, respectively, is not carried out or the liquidation is terminated.

(o)	För den händelse Bolaget skulle försättas i konkurs, får anmälan om Teckning ej därefter ske. Om emellertid konkursbeslutet hävs av högre rätt får anmälan om Teckning återigen ske.

(o)	In the event the Company is declared bankrupt, application for Subscription may not take place after the date of the receiving order. Where, however, the receiving order is reversed by a court of higher instance, application for Subscription may be made.

(p)	Bolaget förbinder sig att inte vidtaga någon i denna punkt 8 angiven åtgärd som skulle medföra en omräkning av Teckningskursen till belopp understigande Akties kvotvärde belopp.

(p)	The Company undertakes not to make any in this Section 8 specified action that would result in a re-calculation of the Exercise Price per Share to an amount below the quotient value of a Share.

9.	Meddelanden / Notices

Meddelanden rörande Teckningsoptionerna skall ske genom brev med posten till varje Innehavare under dennes för Bolaget senast kända adress eller införas i minst en i Stockholm utkommande daglig tidning.

Notices concerning the Warrants shall be given to each Warrant Holder in writing to the address last known by the Company, or be inserted in at least one newspaper published daily in Stockholm.

10.	Sekretess / Confidentiality

Bolaget får ej obehörigen till tredje man lämna uppgift om optionsinnehavare.

Unless authorized to do so, the Company may not provide information concerning a Warrant Holder to third parties.

11.	Ändring av villkor / Amendments of Terms and Conditions

Bolaget äger för Innehavarnas räkning besluta om ändring av dessa villkor i den mån lagstiftning, domstolsavgörande, myndighetsbeslut eller om det i övrigt enligt Bolagets bedömning av praktiska skäl är ändamålsenligt eller nödvändigt och Innehavarnas rättigheter inte i något väsentligt hänseende försämras.

The Company is entitled to on behalf of the Warrant Holder resolve upon amendments to these terms and conditions to the extent the law, court decisions, government decisions or it is otherwise according to the Company’s assessment of practical reasons is appropriate or necessary, and the Warrant Holders’ rights are not materially impaired.

12.	Force majeure / Force Majeure

I fråga om de på Bolaget ankommande åtgärderna gäller att ansvarighet inte kan göras gällande för skada, som beror av svenskt eller utländskt lagbud, svensk eller utländsk myndighetsåtgärd, krigshändelse, terroristhandling, strejk, blockad, bojkott, lockout eller annan liknande omständighet. Förbehållet i fråga om strejk, blockad, bojkott och lockout gäller även om Bolaget vidtar eller är föremål för sådan konfliktåtgärd.

Skada som uppkommer i andra fall skall inte ersättas av Bolaget, om normal aktsamhet iakttagits. Bolaget ansvarar inte i något fall för indirekt skada eller annan följdskada. Inte heller ansvarar Bolaget för skada som orsakats av att Innehavare eller annan bryter mot lag, förordning, föreskrift eller dessa villkor. Härvid uppmärksammas Innehavare på att denne ansvara för att handlingar som Bolaget tillställts är riktiga och behörigen undertecknade samt att Bolaget underrättas om ändringar som sker beträffande lämnade uppgifter.

Föreligger hinder för Bolaget att helt eller delvis vidta åtgärd på grund av omständighet som anges ovan får åtgärden skjutas upp till dess hindret upphört. Om Bolaget till följd av en sådan omständighet är förhindrat att verkställa eller ta emot betalning skall Bolaget respektive Innehavaren inte vara skyldig att erlägga dröjsmålsränta.

In respect to actions by the Company, the Company cannot be made liable for loss resulting from Swedish or foreign legislation, Swedish or foreign governmental actions, acts of war, terrorism, strikes, blockades, boycotts, lockouts or other similar circumstances. The reservation in respect to strikes, blockades, boycotts and lockouts shall apply even if the Company is itself the subject of such action.

Losses arising in other cases will not be reimbursed by the Company, if ordinary prudence has been observed. The Company shall not be responsible under any circumstances for indirect or other consequential damages. Neither is the Company responsible for any damage cause by the Warrant Holder or other by breaching the law, rules, regulations or theses terms and conditions. Hereby the Warrant Holders are made aware that it is the Warrant Holder responsibility that the documents provided to the Company are duly signed and that the Company is notified of any changes in the information provided.

In the event the Company, fully or partially, is prevented from taking actions due to circumstances mentioned above, the actions may be postponed until the obstacle is removed. If the Company due to such circumstance is prevented from making or receive payments, the Company or the Warrant Holder shall not be required to pay interest.

13.	Tillämplig lag och forum / Governing Law and Jurisdiction

Svensk lag gäller för dessa villkor och därmed sammanhängande rättsfrågor. Talan rörande villkoren skall väckas vid Stockholms tingsrätt eller vid sådant annat forum som skriftligen accepteras av Bolaget.

These terms and conditions and any related legal matters shall be governed by Swedish law. Any legal proceedings relating to the terms and conditions shall be instituted in the District Court of Stockholm (Sw: Stockholms tingsrätt) or such other forum accepted by the Company in writing.

***

BILAGA A / APPENDIX A

N.B. The English text is an unofficial office translation and in case of any discrepancies between the Swedish text and the English translation, the Swedish text shall prevail.

VILLKOR FÖR TECKNINGSOPTIONER 2020/2024:B I EWPG HOLDING AB

Terms and conditions for warrants 2020/2024:B in EWPG HOLDING ab

1.	Definitioner / Definitions

I föreliggande villkor skall följande benämningar ha den innebörd som anges nedan.

For the purposes of these terms and conditions, the following terms shall have the meanings as stated below.

”Aktie”	en aktie i Bolaget;

”Share”	a share in the Company;

“Bankdag”	dag i Sverige som inte är söndag eller annan allmän helgdag eller som beträffande betalning av skuldebrev inte är likställd med allmän helgdag i Sverige;

“Banking Day”	a day which is not a Sunday or other public holiday or which, with regard to payments of debt instruments, is not equated with a public holiday;

“Bolaget”	EWPG Holding AB (publ) (org. nr. 559202-9499);

”the Company”	EWPG Holding AB (publ) (reg. no. 559202-9499);

”Euroclear”	Euroclear Sweden AB eller annan central värdepappersförvarare enligt lagen (1998:1479) om värdepapperscentraler och kontoföring av finansiella instrument;

”Euroclear”	Euroclear Sweden AB or a similar account-keeping institution according to the Swedish Central Securities Depositories and Financial Instruments Accounts Act (Sw: Lagen om värdepapperscentraler och kontoföring av finansiella instrument SFS 1998:1479);

”Innehavare”	Innehavare av teckningsoption;

”Warrant Holder”	the holder of a Warrant;

“Teckning”	sådan teckning av aktier i Bolaget, som avses i 14 kap. aktiebolagslagen (2005:551);

”Subscription”	subscription for new Shares as provided for in Chapter 14 of the Swedish Companies Act (Sw: aktiebolagslagen, SFS 2005:551);

“Teckningskurs”	den kurs till vilken Teckning av nya stamaktier kan ske;

“Exercise Price”	the price at which Subscription for new ordinary Shares can take place;

“Teckningsoption”	rätt att teckna en (1) ny Aktie i Bolaget mot betalning i pengar enligt dessa villkor;

”Warrant”	the right to subscribe for one (1) new Share in the Company against payment according to these terms and conditions.

2.	Teckningsoptioner och teckningsoptionsbevis / Warrants and warrant certificates

Antalet Teckningsoptioner uppgår till högst 527 922 stycken och representeras av teckningsoptionsbevis ställda till Innehavaren eller order i multiplar om en (1) Teckningsoption. Teckningsoptionsbevisen utfärdas av Bolaget i samband med utgivandet av Teckningsoptionerna samt vid utbyte eller växling av teckningsoptionsbevis i samband med äganderättsövergång och när så eljest fordras.

The total number of Warrants amounts to a maximum of 527,922 and are represented by warrant certificates issued for a certain person or order representing multiples of one (1) Warrant. Warrant certificates are issued by the Company in connection with the issuance of the Warrants as well as for exchanges and conversions of warrant certificates in connection with transfers and when otherwise required.

3.	Rätt att teckna samt Teckningskurs / The Right to Subscribe and Exercise Price

Innehavare skall äga rätt att för varje Teckningsoption teckna en (1) ny Aktie i Bolaget.

Teckningskursen per aktie skall uppgå till 9,38 SEK.

Oaktat ovan ska Teckningskursen, om Innehavaren så önskar, istället uppgå till ett belopp som motsvarar kvotvärdet för Bolagets aktier, med förbehåll för en omräkning av antalet aktier som varje Teckningsoption berättigar Innehavaren att teckna i enlighet med följande formel:

Antal aktier att tecknas baserat på
Teckningsoptioner enligt detta stycke = Y x (A – B)

A

Där Y = antalet Aktier som varje Teckningsoption ger Innehavaren rätten att teckna i enlighet med första stycket under denna rubrik ovan (såsom ändrad från tid till annan i enlighet med punkt 8 ”Omräkning i vissa fall” nedan).
Där A = Aktiens genomsnittskurs.
Där B = Teckningskursen per Aktie i enlighet med andra stycket under denna rubrik ovan (justerat från tid till annan i enlighet med punkt 8 nedan ”Omräkning i vissa fall”) minus Aktiens kvotvärde.

Aktiens genomsnittskurs (parameter ”A” i ovan formel) ska anses motsvara genomsnittet av det för varje handelsdag under en period om 25 handelsdagar som föregår utnyttjandet av Teckningsoptionerna framräknade medeltalet av den under dagen noterade högsta och lägsta betalkursen enligt Nasdaq First North Growth Markets officiella kurslista (eller motsvarande uppgift från annan reglerad marknad eller handelsplattform (MTF) vid vilken Bolagets aktier noteras eller handlas). I avsaknad av notering av betalkurs ska i stället den som slutkurs noterade köpkursen ingå i beräkningen. Dag utan notering av vare sig betalkurs eller köpkurs ska inte ingå i beräkningen.

Om Bolagets aktier inte är föremål för notering eller handel på reglerad marknad eller annan handelsplattform, ska en omräknad Teckningskurs och omräknat antal aktier fastställas enligt ovan. Härvid ska istället för vad som anges beträffande aktiens genomsnittskurs, värdet på aktien bestämmas av en oberoende värderingsman utsedd av Bolaget, och, om tillämpligt, så långt möjligt fastställas med ledning av eventuell marknadsvärdesförändring avseende Bolagets aktier som kan bedömas ha uppkommit till följd av att bolagets aktieägare har accepterat eller förklarat avsikten att acceptera ett erbjudande från en oberoende tredje part om att överlåta sina aktier på armslängd, oavsett om det handlar om en fusion, aktieförsäljning eller liknande transaktion.

Teckningskursen ska aldrig understiga kvotvärdet för Bolagets Aktier.

Omräkning av Teckningskursen liksom av det antal nya Aktier som varje Teckningsoption berättigar till Teckning av, kan äga rum i de fall som framgår av punkt 8 nedan. Teckning kan endast ske av det hela antal Aktier, vartill det sammanlagda antalet Teckningsoptioner berättigar, det vill säga bråkdelar av Aktier kan ej tecknas. Teckningskursen får aldrig understiga Aktiens kvotvärde.

Bolaget förbinder sig att gentemot varje Innehavare svara för att Innehavaren ges rätt att teckna Aktier i Bolaget mot kontant betalning på nedan angivna villkor.

Teckning får inte ske om det föreligger tvist om inlösen jämnlikt 22 kap 26 § 2 st aktiebolagslagen (2005:551) förrän tvisten har avgjorts genom dom eller beslut som vunnit laga kraft. Om teckningstiden enligt punkt 4 nedan löper ut dessförinnan eller inom tre månader därefter har dock teckningsoptionsinnehavaren rätt att utnyttja Teckningsoptionen under tre månader efter det att avgörandet vann laga kraft.

2

The Warrant Holders are entitled to Subscribe for one (1) new ordinary Share in the Company for each Warrant.

The Exercise Price per Share shall amount to SEK 9.38.

Notwithstanding the above, the Exercise Price, if the Warrant Holder so desires, shall instead amount to an amount corresponding to the quota value of the Company’s shares, subject to a conversion of the number of shares which each Warrant entitle the Warrant Holder to subscribe for in accordance with the following formula:

Number of shares to be subscribed for on
the basis of Warrants under this paragraph = Y x (A – B)

A

Where Y = the number of Shares that each Warrant entitles the Warrant Holder to subscribe for in accordance with the first paragraph under this section 3 above (as adjusted from time to time pursuant to section 8 below “Re-calculation in certain cases”).
Where A = the average Share price.
Where B = The subscription price per Share in accordance with paragraph two under this section 3 above ( adjusted from time to time pursuant to section 8 below “Re-calculation in certain cases”) less the quotient value (Sw. kvotvärde) of the Share.

The average Share price (component “A” in the above formula) shall be deemed to be equivalent to the average of the calculated average values, for each trading day during the 25 trading days preceding the exercising of the Warrants, of the highest and lowest transaction price according to Nasdaq First North Growth Market’s official price list (or equivalent information from other organized market or multilateral trading facility (MTF)) at which the Company’s share is listed or traded). In the event no transaction price is quoted, the last bid price which is quoted as the closing price for such date shall form the basis of the calculation. Days on which neither a transaction price nor a bid price is quoted shall be excluded from the calculation.

In the event the Company’s Shares are not listed or traded on an organized market or another multilateral trading facility, a recalculated Exercise Price and recalculated number of shares shall be determined as above. In this case, instead of what is stated regarding the average Share price, the Share price shall be determined by an independent valuer appointed by the Company, and, if applicable, to the extent possible, be determined based upon the change in market value regarding the Company's Shares which is deemed to have arisen as a consequence of any change is the market value of the Company’s shares that may be deemed to have arisen as a result of the Company’s shareholders accepting or declaring the intention to accept an offer from an independent third party to transfer their shares at arm’s length, whether it is a merger, sale of shares or similar transaction.

The Exercise price must never be lower than the quota value of the Company’s shares.

A recalculation of the Exercise Price as well as of the number of shares that each Warrant entitles the Warrant Holder to subscribe for can also be made as set forth in Section 8 below. Subscription can only be made in relation to the number of whole Shares to which the total number of Warrants entitles, i.e. part of a Share cannot be subscribed for. The Exercise Price may never be less than the quotient value of the Shares.

The Company undertakes that each Warrant Holder is given the right to subscribe for Shares in the Company against cash payment according to the terms and conditions below.

In the event of a dispute concerning redemption of minority shares in accordance with Chapter 22 Section 26 paragraph 2 of the Swedish Companies Act, Subscription may not be made until the dispute has been finally settled. However, if the subscription period under the Section 4 below will expire before then or within three months thereafter, the Warrant Holder shall be entitled to exercise the Warrant during three months after the judgment became final.

4.	Anmälan om Teckning / Notification of Subscription

Anmälan om Teckning av Aktier med stöd av Teckningsoptioner kan äga rum under tiden från och med 26 juni 2024 till och med den 31 december 2024 eller till och med den tidigare dag som följer av punkt 8 (k), (l) och (m) nedan.

Vid sådan anmälan skall ifylld anmälningssedel enligt fastställt formulär inges till Bolaget.

Anmälan om Teckning är bindande och kan ej återkallas av tecknaren.

3

Inges inte anmälan om Teckning av Aktier inom i första stycket angiven tid, upphör all rätt enligt Teckningsoptionerna att gälla.

Notification of Subscription of shares by the exercise of Warrants can be made from and including 26 June 2024 until and including 31 December 2024 or until the earlier date stipulated in Section 8 (k), (l) and (m) below.

Notification of Subscription shall be made by submitting a specific form to the Company.

Notification of Subscription is binding and cannot be revoked by the Warrant Holder.

Where a notification of Subscription is not filed within the period set forth in the first paragraph of this Section 4, any and all rights pursuant to the Warrants shall expire.

5.	Betalning / Payment

Vid anmälan om Teckning skall betalning erläggas kontant på en gång för det antal Aktier som anmälan om Teckning avser till ett av Bolaget anvisat konto.

Optionsinnehavaren skall erlägga den skatt eller avgift som kan komma att utgå för överlåtelse, innehav eller utnyttjande av Teckningsoption på grund av svensk eller utländsk lagstiftning eller svensk eller utländsk myndighets beslut.

Following Subscription, payment for the number of shares subscribed for shall be made immediately in cash to an account designated by the Company.

The Warrant Holder shall pay any tax or fee that may be payable in relation to the transfer, possession or exercise of the Warrants due to Swedish or foreign legislation or Swedish or foreign governmental decisions.

6.	Införande i aktieboken m.m. / Recording in Share Register, etc.

Teckning verkställs genom att de nya Aktierna interimistiskt registreras på avstämningskonton genom Bolagets försorg. Sedan registrering hos Bolagsverket ägt rum, blir registreringen på avstämningskonton slutgiltig. Som framgår av punkt 8 nedan, senareläggs i vissa fall tidpunkten för sådan slutgiltig registrering på avstämningskonto.

Om Bolaget inte är avstämningsbolag vid anmälan om Teckning, verkställs Teckning genom att de nya Aktierna upptas i Bolagets aktiebok som interimsaktier. Sedan registrering hos Bolagsverket ägt rum, upptas de nya Aktierna i Bolagets aktiebok som Aktier.

The Subscription shall be exercised by an interim registration, of which the Company shall be responsible, of the Shares at a securities account. After registration at the Swedish Companies Registration Office is finalized, the registration at the securities account shall be definitive. As stated in Section 8 below, the definitive registration at the securities account is delayed in certain cases.

If the Company is not a CSD company at the time of notification of Subscription, the Subscription shall be exercised by recording the Shares in the share register as interim shares. After the registration at the Swedish Companies Registration Office is finalized, the Shares shall be recorded in the share register as shares.

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7.	Utdelning på ny Aktie / Dividends in respect of new Shares

De nytecknade Aktierna medför rätt till vinstutdelning första gången på den avstämningsdag för utdelning som infaller närmast efter det att Teckning verkställts.

Om Bolaget inte är avstämningsbolag medför de nytecknade Aktierna rätt till vinstutdelning första gången på närmast följande bolagsstämma som beslutar om utdelning efter det att Teckning verkställts.

Shares which are issued following Subscription shall entitle to participation in the distribution of profits for the first time on the nearest record date occurring after the Subscription has been exercised.

If the Company is not a CSD company, the Shares shall entitle to participation in the distribution of profits for the first time at the nearest general meeting that resolves upon dividends after the Subscription has been exercised.

8.	Omräkning i vissa fall / Re-calculation in certain cases

Beträffande den rätt, som skall tillkomma Innehavare av Teckningsoption vid vissa bolagshändelser såsom om aktiekapitalet och/eller antalet Aktier före aktieteckning ökas eller minskas, samt i vissa andra fall, skall följande gälla:

The following shall apply with respect to the right of the Warrant Holder in certain corporate situation, such as increase or decrease of the share capital or the number of shares before the Subscription etc.:

(a)	Genomför Bolaget en fondemission skall Teckning där anmälan om teckning görs på sådan tid, att den inte kan verkställas senast på femte vardagen före bolagsstämma, som beslutar om emissionen verkställas först sedan stämman beslutat om denna. Aktier, som tillkommit på grund av Teckning verkställd efter emissionsbeslutet, registreras interimistiskt på avstämningskonto, vilket innebär att de inte har rätt att deltaga i emissionen. Slutlig registrering på avstämningskonto sker först efter avstämningsdagen för emissionen.

Om Bolaget inte är avstämningsbolag vid tiden för bolagsstämmans beslut om emission, skall Aktier som tillkommit på grund av Teckning som verkställts genom att de nya Aktierna tagits upp i aktieboken som interimsaktier vid tidpunkten för bolagsstämmans beslut ha rätt att deltaga i emissionen.

Vid Teckning som verkställs efter beslutet om fondemission tillämpas en omräknad Teckningskurs liksom en omräkning av det antal Aktier som varje Teckningsoption berättigar till Teckning av. Omräkningarna utföres enligt följande formler:

omräknad	föregående Teckningskurs x antalet Aktier före
Teckningskurs =	fondemissionen
antalet Aktier efter fondemissionen
omräknat antal Aktier	föregående antal Aktier som varje Teckningsoption
som varje Teckningsoption	berättigar till Teckning av x antalet Aktier efter
berättigar till Teckning av =	fondemissionen
antalet Aktier före fondemissionen

Enligt ovan omräknad Teckningskurs och omräknat antal Aktier fastställs snarast möjligt efter bolagsstämmans beslut om fondemission men tillämpas i förekommande fall först efter avstämningsdagen för emissionen.

(a)	Where the Company carries out a bonus issue of shares, Subscription shall be effected, where a notification of Subscription is made at such time that it cannot be effected on or before the fifth week day prior to the general meeting which resolves to carry out the share issue, after a resolution has been adopted by the general meeting in respect thereof. Shares which are issued as a consequence of Subscription effected after the adoption of a resolution to carry out the share issue shall be recorded on an interim basis in a securities account which means that the holders of such Shares are not entitled to participate in the issue. Final registration in a securities account shall take place after the record date for the share issue.

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If the Company is not a CSD company at the time of the general meeting’s resolution to carry out an issue, all Shares that has been issued as a result of the Subscription and has been recorded on an interim basis in the share register shall be entitled to participate in the issue.

In connection with Subscriptions effected after the adoption of the resolution to carry out the bonus issue, a re-calculated Exercise Price and a re-calculated number of Shares to which each Warrant entitles the Warrant Holder to subscribe for shall be applied. The re-calculations shall be made by the Company according to the following formulas:

re-calculated	previous Exercise Price x the number of
Exercise Price =	Shares prior to the bonus issue
the number of Shares after the bonus issue
previous number of Shares which the Warrant
re-calculated number of Shares	entitled the Warrant Holder to subscribe for x
for which each Warrant	the number of Shares after the bonus issue
entitles to Subscription =	number of Shares prior to the bonus issue

The Exercise Price and the number of Shares re-calculated in accordance with the above shall be determined by the Company as soon as possible following the adoption by the general meeting of the resolution to carry out the bonus issue but shall be applied only after the record date for the share issue.

(b)	Genomför Bolaget en sammanläggning eller uppdelning av Aktier skall mom. (a) ovan äga motsvarande tillämpning, varvid i förekommande fall som avstämningsdag skall anses den dag då sammanläggning respektive uppdelning, på Bolagets begäran, sker hos Euroclear.

(b)	Where the Company carries out a consolidation or a share split, subsection (a) above shall apply correspondingly, in which case the record date shall be deemed to be the date on which the consolidation or share split, upon request by the Company, is effected by Euroclear.

(c)	Genomför Bolaget en nyemission – med företrädesrätt för aktieägarna att teckna nya Aktier och mot kontant betalning eller kvittning – skall följande gälla beträffande rätten till deltagande i emissionen för Aktie som tillkommit på grund av Teckning med utnyttjande av Teckningsoption:

1.	Beslutas emissionen av styrelsen under förutsättning av bolagsstämmans godkännande eller med stöd av bolagsstämmans bemyndigande, skall i beslutet anges den senaste dag då Teckning skall vara verkställd för att Aktie, som tillkommit genom Teckning, skall medföra rätt att deltaga i emissionen. Sådan dag får inte infalla tidigare än tionde kalenderdagen efter det att teckningsoptionsinnehavaren har informerats om emissionsbeslutet.

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2.	Beslutas emissionen av bolagsstämman, skall Teckning - där anmälan om Teckning görs på sådan tid, att Teckningen inte kan verkställas senast på femte vardagen före den bolagsstämma som beslutar om emissionen - verkställas först sedan Bolaget verkställt omräkning enligt detta mom. (c), näst sista stycket. Aktie, som tillkommit på grund av sådan Teckning, registreras interimistiskt på avstämningskonto, vilket innebär att de inte har rätt att deltaga i emissionen.

Om Bolaget inte är avstämningsbolag vid tiden för bolagsstämmans beslut om emission, skall Aktier som tillkommit på grund av Teckning som verkställts genom att de nya Aktierna tagits upp i aktieboken som interimsaktier vid tidpunkten för bolagsstämmans beslut ha rätt att deltaga i emissionen.

Vid Teckning som verkställts på sådan tid att rätt till deltagande i nyemissionen inte uppkommer tillämpas en omräknad Teckningskurs liksom en omräkning av det antal Aktier som varje Teckningsoption berättigar till Teckning av. Omräkningarna utföres enligt följande formler:

föregående Teckningskurs x Aktiens genomsnittliga
börskurs under den i emissionsbeslutet fastställda
omräknad	teckningstiden
Teckningskurs =	(Aktiens genomsnittskurs)
Aktiens genomsnittskurs ökad med det på grundval
därav framräknade teoretiska värdet på teckningsrätten
omräknat antal Aktier	föregående antal Aktier som varje Teckningsoption
som varje Teckningsoption	berättigar till teckning av x (Aktiens genomsnittskurs ökad
berättigar till Teckning av =	med det på grundval därav framräknade teoretiska värdet
på teckningsrätten)
Aktiens genomsnittskurs

Aktiens genomsnittskurs skall anses motsvara genomsnittet av det för varje börsdag under teckningstiden framräknade medeltalet av den under dagen noterade högsta och lägsta betalkursen enligt Nasdaq OMX Stockholm ABs officiella kurslista (eller motsvarande uppgift från annan reglerad marknad eller handelsplattform (MTF) vid vilken Bolagets Aktier noteras eller handlas). I avsaknad av notering av betalkurs skall i stället den som slutkurs noterade köpkursen ingå i beräkningen. Dag utan notering av vare sig betalkurs eller köpkurs skall inte ingå i beräkningen.

Det teoretiska värdet på teckningsrätten framräknas enligt följande formel:

det antal nya Aktier som högst kan komma att utges enligt emissionsbeslutet x (Aktiens genomsnittskurs
teckningsrättens värde=	minus Teckningskursen för den nya Aktien)
antalet Aktier före emissionsbeslutet

Uppstår härvid ett negativt värde, skall det teoretiska värdet på teckningsrätten bestämmas till noll.

Enligt ovan omräknad Teckningskurs och omräknat antal Aktier skall fastställas två Bankdagar efter teckningstidens utgång och skall tillämpas vid Teckning, som verkställs därefter.

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Om Bolagets Aktier inte är föremål för notering eller handel på reglerad marknad eller annan handelsplattform, skall en omräknad Teckningskurs och omräknat antal Aktier fastställas i enlighet med detta mom. (c). Härvid skall istället för vad som anges beträffande Aktiens genomsnittskurs, värdet på Aktien bestämmas av en oberoende värderingsman utsedd av Bolaget.

Under tiden till dess att omräknad Teckningskurs och omräknat antal Aktier som varje Teckningsoption berättigar till Teckning av fastställts, verkställs Teckning endast preliminärt, varvid det antal Aktier, som varje Teckningsoption före omräkning berättigar till Teckning av, upptas interimistiskt på avstämningskonto. Dessutom noteras särskilt att varje Teckningsoption efter omräkningar kan berättiga till ytterligare Aktier enligt punkt 3 ovan. Slutlig registrering på avstämningskontot sker sedan omräkningarna fastställts. Om Bolaget inte är avstämningsbolag verkställs Teckning genom att de nya Aktierna upptages i aktieboken som interimsaktier. Sedan omräkningarna har fastställts upptages de nya aktierna i aktieboken som Aktier.

(c)	Where the Company carries out a new issue of shares subject to the pre-emptive rights of the shareholders to subscribe for new Shares in exchange for cash payment or payment through set-off of claims against the Company, the following shall apply:

1.	Where the Board of Directors resolves to carry out the share issue contingent upon the approval of or pursuant to authorisation by the general meeting, the resolution of the share issue shall set forth the last date on which Shares issued pursuant to Subscription entitle the Warrant Holders to participate in the share issue. Such date shall not be earlier than the tenth calendar day after the Warrant Holder has been informed of resolution to issue shares.

2.	Where the general meeting resolves to carry out the share issue, Subscription, where application for Subscription is made at such time that it cannot be effected on or before the fifth week day prior to the general meeting which resolves to carry out the share issue, shall be exercised after the Company has conducted the re-calculation according to this subsection (c), second last paragraph. Share that has been issued due to such subscription shall be registered on an interim basis at a securities account, meaning that they do not have the right to participate in the issue.

If the Company is not a CSD company at the time of the general meeting’s resolution to carry out a share issue, all Shares that has been issued as a result of the Subscription and has been recorded on an interim basis in the share register shall be entitled to participate in the issue.

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In connection with Subscriptions which are effected at such time that no right to participate in the share issue arises, a re-calculated Exercise Price and a re-calculated number of Shares to which each Warrant entitles the Warrant Holder to subscribe for shall be applied. The re-calculations shall be made according to the following formulas:

re-calculated Exercise Price =	previous Exercise Price x the average market price of the Share during the subscription period set forth in the resolution approving the issue (the average Share price)
average Share price increased by the theoretical value of the subscription right calculated on the basis thereof
re-calculated number of Shares for which each Warrant entitles to Subscription =	previous number of Shares which the Warrant entitled the Warrant Holder to subscribe for x the average Share price increased by the theoretical value of the subscription right calculated on the basis thereof the average Share price

The average Share price shall be deemed to be equivalent to the average of the calculated average values, for each trading day during the subscription period, of the highest and lowest transaction price according to NASDAQ OMX Stockholm AB's official price list (or equivalent information from other organized market or multilateral trading facility (MTF)) at which the Company’s share is listed or traded). In the event no transaction price is quoted, the last bid price which is quoted as the closing price for such date shall form the basis of the calculation. Days on which neither a transaction price nor a bid price is quoted shall be excluded from the calculation.

The theoretical value of the subscription right shall be calculated according to the following formula:

value of subscription right =	the maximum number of new Shares that may be issues according to the resolution approving the issue x the average Share price reduced by the Exercise Price of the new Share number of Shares prior to the adoption of the resolution approving the issue

In the event there is a negative value arising from the above-stated calculation, the theoretical value of the subscription right shall be deemed to be zero.

The re-calculated Exercise Price and re-calculated number of Shares as set forth above shall be determined by the Company two Banking Days after the expiration of the subscription period and shall apply to Subscriptions exercised thereafter.

In the event the Company’s shares are not listen or traded on an organized market or another multilateral trading facility, a re-calculated Exercise Price and re-calculated number of Shares in accordance with this subsection (c) shall apply. Instead of what is stated regarding the average Share price, the Share price shall be determined by an independent valuer appointed by the Company.

For the time until the re-calculated Exercise Price and re-calculated number of Shares that each Warrant entitles Subscription for is determined, Subscription is exercised preliminary, whereby the number of Shares that each Warrant gives the right to prior to re-calculation is recorded on an interim basis in a securities account. Further, it is noted that each Warrant, after re-calculation, can give the right to additional Shares according to Section 3 above. Final registration in a securities account shall take place after the re-calculations are determined.

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If the Company is not a CSD company Subscription is exercised by recording the new Shares on an interim basis in the share register. When the re-calculation is determined, the Shares shall be recorded as Shares in the share register.

(d)	Genomför Bolaget en emission av konvertibler eller Teckningsoptioner – med företrädesrätt för aktieägarna – skall beträffande rätten till deltagande i emissionen för Aktie, som tillkommit på grund av Teckning med utnyttjande av Teckningsoption bestämmelserna i mom. (c), ovan äga motsvarande tillämpning.

Vid Teckning som verkställts på sådan tid att rätt till deltagande i emissionen inte uppkommer tillämpas en omräknad Teckningskurs liksom en omräkning av det antal Aktier som varje Teckningsoption berättigar till Teckning av. Omräkningarna utföres enligt följande formler:

föregående Teckningskurs x Aktiens genomsnittliga börskurs under
omräknad	den i emissionsbeslutet fastställda teckningstiden
Teckningskurs =	(Aktiens genomsnittsskurs)
aktiens genomsnittskurs ökad med teckningsrättens värde
omräknat antal Aktier	föregående antal Aktier som varje Teckningsoption
som varje	berättigar till teckning av x
Teckningsoption	(Aktiens genomsnittskurs ökad med
berättigar till =	teckningsrättens värde)
Teckning av	Aktiens genomsnittskurs

Aktiens genomsnittskurs beräknas i enlighet med vad som angivits i mom. (c). ovan.

Teckningsrättens värde skall anses motsvara genomsnittet av det för varje börsdag under teckningstiden framräknade medeltalet av den under dagen noterade högsta och lägsta betalkursen för teckningsrätten enligt Nasdaq OMX Stockholm ABs officiella kurslista (eller motsvarande uppgift från annan reglerad marknad eller handelsplattform vid vilken Bolagets Aktier noteras eller handlas). I avsaknad av notering av betalkurs skall i stället den som slutkurs noterade köpkursen ingå i beräkningen. Dag utan notering av vare sig betalkurs eller köpkurs skall inte ingå i beräkningen.

Enligt ovan omräknad Teckningskurs och omräknat antal Aktier skall fastställas två Bankdagar efter teckningstidens utgång och skall tillämpas vid Teckning, som verkställs därefter.

Om Bolagets Aktier inte är föremål för notering eller handel på reglerad marknad eller annan handelsplattform, skall en omräknad Teckningskurs och omräknat antal Aktier fastställas i enlighet med detta mom. (d). Härvid skall istället för vad som anges beträffande Aktiens genomsnittskurs, värdet på Aktien bestämmas av en oberoende värderingsman utsedd av Bolaget.

Vid Teckning som verkställs under tiden till dess att omräknad Teckningskurs och omräknat antal Aktier varje Teckningsoption berättigar till Teckning av fastställts, skall bestämmelserna i mom. (c), sista stycket ovan, äga motsvarande tillämpning.

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(d)	Where the Company carries out an issue of Warrants pursuant to Chapter 14 of the Swedish Companies Act or convertible bonds pursuant to Chapter 15 of the Swedish Companies Act subject to the pre-emptive rights for shareholders to subscribe –regarding the right for Shares, allotted as a consequence of exercise of Warrants, to participate in the issue, the provisions of subsection (c) above shall apply.

In the event of Subscriptions which are effected at such time that no right to participate in the share issue arises, a re-calculated Exercise Price and a re-calculation of the number of Shares to which each Warrant entitles the Warrant Holder to subscribe for shall be applied. The re-calculations shall be made according to the following formulas:

re-calculated Exercise Price =	previous Exercise Price x the average market price of the Share during the subscription period set forth in the resolution approving the issue (the average Share price)
average Share price increased by the value of the subscription right
re-calculated number of Shares, for which each Warrant entitles to Subscription =	previous number of Shares that each Warrant entitles to Subscription for x the average Share price increased by the value of the Subscription average Share price

The average Share price shall be calculated in accordance with the provisions set forth in subsection (c) above.

The value of a subscription right shall be deemed to be equivalent to the average of the calculated average values, for each trading day during the subscription period, of the highest and lowest transaction price according to NASDAQ OMX Stockholm AB’s official price list (or equivalent information from other organized market or multilateral trading facility (MTF)). In the event no transaction price is quoted, the bid price which is quoted as the closing price shall form the basis of the calculation. Days on which neither a transaction price nor a bid price is quoted shall not be included for the purposes of the calculation.

The re-calculated Exercise Price and re-calculated number of Shares as set forth above shall be determined by the Company two Banking Days after the expiration of the subscription period and shall apply to purchases made thereafter.

In the event the Company’s shares are not listen or traded on an organized market or another multilateral trading facility, a re-calculated Exercise Price and re-calculated number of Shares in accordance with this subsection (d) shall apply. Instead of what is stated regarding the average Share price, the Share price shall be determined by an independent valuer appointed by the Company.

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In the event of Subscription during a time period of re-calculation of the Exercise Price and/or the number of Shares for which each Warrant entitles to Subscription, the provisions in subsection (c), last paragraph shall apply.

(e)	Skulle Bolaget i andra fall än som avses i mom. (a)–(d) ovan rikta erbjudande till aktieägarna att, med företrädesrätt enligt principerna i aktiebolagslagen, av Bolaget förvärva värdepapper eller rättighet av något slag eller besluta att, enligt ovan nämnda principer, till aktieägarna utdela sådana värdepapper eller rättigheter utan vederlag (erbjudandet), skall, där anmälan om Teckning som görs på sådan tid, att därigenom erhållen Aktie inte medför rätt till deltagande i erbjudandet, tillämpas en omräknad Teckningskurs liksom en omräkning av det antal Aktier som varje Teckningsoption berättigar till Teckning av. Omräkningarna utförs enligt följande formler:

föregående Teckningskurs x Aktiens genomsnittliga
omräknad	börskurs under den i erbjudandet fastställda
Teckningskurs =	anmälningstiden (Aktiens genomsnittskurs)
Aktiens genomsnittskurs ökad med värdet av rätten till
deltagande i erbjudandet (inköpsrättens värde)
omräknat antal Aktier	föregående antal Aktier som varje Teckningsoption
som varje Teckningsoption	berättigar till teckning av x (Aktiens genomsnittskurs ökad
berättigar till =	med inköpsrättens värde)
Teckning av	Aktiens genomsnittskurs

Aktiens genomsnittskurs beräknas i enlighet med vad som angivits i mom. (c) ovan. För det fall att aktieägarna erhållit inköpsrätter och handel med dessa ägt rum, skall värdet av rätten till deltagande i erbjudandet anses motsvara inköpsrättens värde. Inköpsrättens värde skall härvid anses motsvara genomsnittet av det för varje börsdag under ifrågavarande tid framräknade medeltalet av den under dagen noterade högsta och lägsta betalkursen enligt Nasdaq OMX Stockholm ABs officiella kurslista (eller motsvarande uppgift från annan reglerad marknad eller handelsplattform vid vilken Bolagets Aktier noteras eller handlas). I avsaknad av notering av betalkurs skall i stället den som slutkurs noterade köpkursen ingå i beräkningen. Dag utan notering av vare sig betalkurs eller köpkurs skall inte ingå i beräkningen.

För det fall aktieägarna ej erhållit inköpsrätter eller eljest sådan handel med inköpsrätter som avses i föregående stycke ej ägt rum, skall omräkning av Teckningskursen och det antal Aktier som varje Teckningsoption berättigar till Teckning av ske med tillämpning så långt möjligt av de principer som anges ovan i detta mom. (e), varvid följande skall gälla. Om notering sker av de värdepapper eller rättigheter som erbjuds aktieägarna, skall värdet av rätten till deltagande i erbjudandet anses motsvara genomsnittet av det för varje börsdag under 25 börsdagar från och med första dag för notering framräknade medeltalet av den under dagen noterade högsta och lägsta betalkursen vid affärer i dessa värdepapper eller rättigheter vid Nasdaq OMX Stockholm ABs officiella kurslista (eller motsvarande uppgift från annan reglerad marknad eller handelsplattform vid vilken Bolagets Aktier noteras eller handlas), i förekommande fall minskat med det vederlag som betalats för dessa i samband med erbjudandet. I avsaknad av notering av betalkurs skall i stället den som slutkurs noterade köpkursen ingå i beräkningen. Noteras varken betalkurs eller köpkurs under viss eller vissa dagar, skall vid beräkningen av värdet av rätten till deltagande i erbjudandet bortses från sådan dag. Den i erbjudandet fastställda anmälningstiden skall vid omräkning av Teckningskurs och antal Aktier enligt detta stycke anses motsvara den ovan i detta stycke nämnda perioden om 25 börsdagar. Om notering ej äger rum, skall värdet av rätten till deltagande i erbjudandet så långt möjligt fastställas med ledning av den marknadsvärdesförändring avseende Bolagets Aktier som kan bedömas ha uppkommit till följd av erbjudandet.

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Enligt ovan omräknad Teckningskurs och omräknat antal Aktier skall fastställas snarast möjligt efter erbjudandetidens utgång och skall tillämpas vid Teckning, som verkställs efter ett sådant fastställande har skett.

Om Bolagets Aktier inte är föremål för notering eller handel på reglerad marknad eller annan handelsplattform, skall en omräknad Teckningskurs och omräknat antal Aktier fastställas i enlighet med detta mom. (e). Härvid skall istället för vad som anges beträffande Aktiens genomsnittskurs, värdet på Aktien bestämmas av en oberoende värderingsman utsedd av Bolaget.

Vid Teckning som verkställs under tiden till dess att omräknad Teckningskurs och omräknat antal Aktier varje Teckningsoption berättigar till Teckning av fastställts, skall bestämmelserna i mom. c), sista stycket ovan, äga motsvarande tillämpning.

(e)	In the event the Company, under circumstances other than those set forth in subsections (a) – (d) above, directs an offer to the shareholders, based upon pre-emptive rights pursuant to the principles set forth in Chapter 13, section 1 of the Companies Act, to purchase securities or rights of any kind from the Company or where the Company resolves, pursuant to the above-stated provisions, to distribute to its shareholders such securities or rights without consideration, a re-calculated Exercise Price and a re-calculated number of Shares to which each Warrant entitles the Warrant Holder to purchase shall be applied in conjunction with Subscriptions which are effected at such time that Shares acquired as a consequence thereof do not entitle the Warrant Holder to participate in the offer. Re-calculations shall be made by the Company according to the following formulas:

re-calculated Exercise Price =

previous Exercise Price x the average market price of the Share during the acceptance period set forth in the offer (average Share price)

average Share price increased by the value of participation in the offer (value of the participation right

re-calculated number of Shares,	previous number of Shares for which each Warrant entitles to Subscription x the average Share price increased by the value of the participation right
for which each Warrant entitles to Subscription =	average Share price

The average Share price shall be calculated in accordance with the provisions set forth in subsection (c) above.

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In the event that shareholders have obtained participation rights and these have been traded, the value of the participation right shall be deemed to be the average of the calculated average values, for each trading day during the relevant period, of the highest and lowest transaction price according to NASDAQ OMX Stockholm AB’s official price list (or equivalent information from other organized market or multilateral trading facility (MTF)). In the event no transaction price is quoted, the bid price which is quoted as the closing price for such date shall form the basis of the calculation. Days on which neither a transaction price nor a bid price is quoted shall not be included for the purposes of the calculation.

In the event participation rights has not been received or trading in participation rights has otherwise not taken place, a re-calculation of the Exercise Price and a re-calculation of the number of shares to which each Warrant entitles the Warrant Holder to purchase shall be made to the extent possible upon the application of the principles set forth above in this subsection (e), whereupon the following shall apply. Where a listing is carried out in respect of the securities or rights which are offered to the shareholders, the value of the right to participate in the offer shall be deemed to be the average of the calculated average values, for each trading day during a period of 25 trading days commencing on the first day for listing, of the highest and lowest transaction price during the day for transactions in these securities or rights on NASDAQ OMX Stockholm AB (or equivalent information from other organized market or multilateral trading facility (MTF)), where applicable reduced by any consideration paid for such securities or rights in conjunction with the offer. In the absence of a quotation of the bid price, the closing transaction price quoted shall form the basis of the calculation. Days on which neither a transaction price nor a bid price is quoted shall not be included for the purposes of the calculation. The period of notification determined in the offer, shall at the re-calculation of the Exercise Price and the number of Shares according to this paragraph correspond to 25 trading days as stated above. In the event that such listing does not take place, the value of the right to participate in the offer shall, to the extent possible, be determined based upon the change in market value regarding the Company's Shares which is deemed to have arisen as a consequence of the offer.

The re-calculated Exercise Price according to the above shall be established by the Company immediately after the expiration of the period of offer and shall be applied to Subscription made after such determination.

In the event the Company’s shares are not listen or traded on an organized market or another multilateral trading facility, a re-calculated Exercise Price and re-calculated number of Shares in accordance with this subsection (e) shall apply. Instead of what is stated regarding the average Share price, the Share price shall be determined by an independent valuer appointed by the Company.

In the event of Subscription during a time period of re-calculation of the Exercise Price and/or the number of Shares for which each Warrant entitles to Subscription, the provisions in subsection (c), last paragraph shall apply.

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(f)	Genomför Bolaget en nyemission eller emission enligt 14 eller 15 kap. aktiebolagslagen med företrädesrätt för aktieägarna - äger Bolaget besluta att ge samtliga Innehavare av Teckningsoptioner samma företrädesrätt som enligt beslutet tillkommer aktieägarna. Därvid skall varje Innehavare, oaktat sålunda att Teckning ej verkställts, anses vara ägare till det antal Aktier som Innehavaren skulle ha erhållit, om Teckning på grund av Teckningsoption verkställts av det antal Aktier, som varje Teckningsoption berättigade till Teckning av vid tidpunkten för beslutet om emission.

Skulle Bolaget besluta att till aktieägarna rikta ett sådant erbjudande som avses i mom. (e) ovan, skall vad i föregående stycke sagts äga motsvarande tillämpning, dock att det antal Aktier som Innehavaren anses vara ägare till i sådant fall skall fastställas efter den Teckningskurs, som gällde vid tidpunkten för beslutet om erbjudandet.

Om Bolaget skulle besluta att ge Innehavarna företrädesrätt i enlighet med bestämmelserna i detta mom. (f), skall någon omräkning enligt mom. (c), (d) eller (e) ovan inte äga rum.

(f)	In the event the Company carries out a new issue or an issue according to Chapter 14 or 15 of the Swedish Companies Act – based on the pre-emptive rights of the shareholders - the Company may decide to grant all Warrant Holders the same pre-emptive right as granted to the shareholders according to the resolution. Each Warrant Holder, notwithstanding that Subscription has not been effected, thereby will be considered as owner of the number of Shares that the Warrant Holder would have received, if Subscription for the number of Shares that each Warrant entitles to has been effected at the time of the resolution on the issue

If the Company decides on an offer as described in subsection (e) above, what is stated in the previous paragraph shall apply correspondingly, however, that the number of Shares considered owned by the Warrant Holder shall be determined based on the number of Shares that each Warrant entitled the Warrant Holder to subscribe for at the time the offer was resolved.

Should the Company decide to grant the Warrant Holders pre-emptive rights according to the provisions in this subsection (f), no re-calculation according to subsections (c), (d) or (e) above shall be made.

(g)	Beslutas om utdelning till aktieägarna innebärande att dessa erhåller utdelning som, tillsammans med andra under samma räkenskapsår utbetalda utdelningar, överskrider 30 procent av Aktiens genomsnittskurs under en period om 25 börsdagar närmast före den dag, då styrelsen för Bolaget offentliggör sin avsikt att till bolagsstämman lämna förslag om sådan utdelning, skall, där anmälan om Teckning som görs på sådan tid, att därigenom erhållen Aktie inte medför rätt till erhållande av sådan utdelning, tillämpas en omräknad Teckningskurs och ett omräknat antal Aktier som varje optionsrätt berättigar till Teckning av. Omräkningen skall baseras på den del av den sammanlagda utdelningen som överstiger 30 procent av Aktiens genomsnittskurs under ovannämnd period (extraordinär utdelning). Omräkningarna utförs enligt följande formler:

föregående Teckningskurs x Aktiens genomsnittliga
börskurs under en period om 25 börsdagar räknat fr.o.m.
omräknad	den dag då Aktien noteras utan rätt till extraordinär
tecningskurs =	utdelning (Aktiens genomsnittskurs)
Aktiens genomsnittskurs ökad med den extraordinära utdelning som utbetalas per Aktie
omräknat antal Aktier	föregående antal Aktier som varje optionsrätt berättigar
som varje optionsrätt	till Teckning av x (Aktiens genomsnittskurs ökad
berättigar till	med den extraordinära utdelning som utbetalas
Teckning av =	per Aktie)
Aktiens genomsnittskurs

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Aktiens genomsnittskurs skall anses motsvara genomsnittet av det för varje börsdag under ovan angiven period om 25 börsdagar framräknade medeltalet av den under dagen noterade högsta och lägsta betalkursen enligt Nasdaq OMX Stockholm ABs officiella kurslista (eller motsvarande uppgift från annan reglerad marknad eller handelsplattform vid vilken Bolagets Aktier noteras eller handlas). I avsaknad av notering av betalkurs skall i stället den som slutkurs noterade köpkursen ingå i beräkningen. Dag utan notering av vare sig betalkurs eller köpkurs skall inte ingå i beräkningen.

Enligt ovan omräknad Teckningskurs och omräknat antal Aktier skall fastställas två Bankdagar efter utgången av ovan angiven period om 25 börsdagar och skall tillämpas vid Teckning som verkställs därefter.

Om Bolagets Aktier inte är föremål för notering eller handel på reglerad marknad eller annan handelsplattform, och det beslutas om kontant utdelning till aktieägarna innebärande att dessa erhåller utdelning som, tillsammans med andra under samma räkenskapsår utbetalda utdelningar, överstiger 100 procent av Bolagets resultat efter skatt för det räkenskapsåret och 30 procent av Bolagets värde, skall, vid anmälan om Teckning som sker på sådan tid, att därigenom erhållen Aktie inte medför rätt till erhållande av sådan utdelning, tillämpas en omräknad Teckningskurs och ett omräknat antal Aktier i enlighet med detta mom. (g). Härvid skall Bolagets värde ersätta Aktiens genomsnittskurs i formeln. Bolagets värde skall bestämmas av en oberoende värderingsman utsedd av Bolaget. Omräkningen baseras på den del av den sammanlagda utdelningen som överstiger 100 procent av Bolagets resultat efter skatt för räkenskapsåret och 30 procent av Bolagets värde (extraordinär utdelning).

Vid Teckning som verkställs under tiden till dess att omräknad Teckningskurs och omräknat antal Aktier varje optionsrätt berättigar till Teckning av fastställts, skall bestämmelserna i mom. (c), sista stycket ovan, äga motsvarande tillämpning.

(g)	If it is decided to pay a dividend to shareholders such that the shareholders receive, combined with other dividends paid during the same financial year, a total dividend exceeding 30 per cent of the average market price of the Share during a period of 25 trading days immediately preceding the day on which the Board of Directors announced its intention to propose that the general shareholders’ meeting approves such a dividend, shall, for Subscriptions requested at such time when the Shares received in such event do not carry rights to receive such dividend, a re-calculated Exercise Price and a re-calculated number of Shares to which each Warrant entitles the Warrant Holder to subscribe for shall be applied. The re-calculations shall be based upon such part of the total dividend which exceeds 30 per cent of the average market price of the Shares during the above period (extraordinary dividend). Re-calculations shall be made by the Company according to the following formulas:

re-calculated Exercise Price =

previous Exercise Price x the average market price of the Share during a period of 25 trading days calculated from and including the day the Shares are listed ex-rights to the extraordinary dividend (average Share price)

average Share price increased by the extraordinary dividend paid per Share

re-calculated number of Shares for which each Warrant entitles the Warrant Holder to subscribe for =	previous number of Shares for which each Warrant entitles the Warrant Holder to subscribe x the average Share price increased by the extraordinary dividend distributed average Share price

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The average Share price shall be considered to correspond to the average of the highest and lowest prices paid each trading day during the above period of 25 trading days in accordance with the official price list of NASDAQ OMX Stockholm (or equivalent information from other organized market or multilateral trading facility (MTF)). In the absence of a quotation of a paid price, the last bid price quoted for such date shall be used in the calculation. If neither a paid price nor a bid price is quoted on a given day, that day shall be excluded from the calculation.

The Exercise Price and number of Shares re-calculated in accordance with the above shall be determined by the Company two Bank Days after the expiration of such period of 25 trading days and shall apply to Subscriptions made after such time.

In the event the Company’s shares are not listen or traded on an organized market or another multilateral trading facility, and it is decided to pay a dividend to shareholders such that the shareholders receive, combined with other dividends paid during the same financial year, a total dividend exceeding 100 per cent of the profit after tax for the fiscal year and 30 per cent of the Company’s value, shall, for Subscriptions requested at such time when the Shares received in such event do not carry rights to receive such dividend, a re-calculated Exercise Price and a re-calculated number of Shares according to this subsection (g) shall be conducted. For such re-calculation shall the Company’s value replace the average share price. The Company’s value shall be determined by an independent valuer appointed by the Company. The re-calculation is based upon the portion of the total dividend that exceeds 100 per cent of the Company’s result after tax for the fiscal year and 30 per cent of the Company’s value (extraordinary dividend).

In the event of Subscription during a time period of re-calculation of the Exercise Price and/or the number of Shares for which each Warrant entitles to Subscription, the provisions in subsection (c), last paragraph shall apply.

(h)	Om Bolagets aktiekapital eller reservfond skulle minskas med återbetalning till aktieägarna, vilken minskning är obligatorisk, tillämpas en omräknad Teckningskurs liksom en omräkning av det antal Aktier som varje Teckningsoption berättigar till Teckning av. Omräkningarna utförs enligt följande formler:

föregående Teckningskurs x Aktiens genomsnittliga
börskurs under en period om 25 börsdagar räknat
omräknad	fr o m den dag då Aktien noteras utan rätt till
Teckningskurs =	återbetalning (Aktiens genomsnittskurs)
Aktiens genomsnittskurs ökad med det belopp som återbetalas per Aktie
omräknat antal Aktier	föregående antal Aktier som varje
som varje Teckningsoption	Teckningsoption berättigar till Teckning av x
berättigar till	(Aktiens genomsnittskurs ökad med det belopp som
Teckning av =	återbetalas per Aktie)
Aktiens genomsnittskurs

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Aktiens genomsnittskurs beräknas i enlighet med vad som angivits i mom. (c) ovan.

Vid omräkning enligt ovan och där minskningen sker genom inlösen av Aktier, skall istället för det faktiska belopp som återbetalas per Aktie ett beräknat återbetalningsbelopp användas enligt följande:

det faktiska belopp som återbetalas på inlöst Aktie minskat med Aktiens genomsnittliga börskurs under en period om 25 börsdagar närmast före den dag då Aktien noteras utan rätt
beräknat återbetalnings-	till deltagande i minskningen (aktiensgenomsnittskurs)
belopp per Aktie	det antal Aktier i Bolaget som ligger till grund för inlösen av en Aktie minskat med talet 1

Aktiens genomsnittskurs beräknas i enlighet med vad som angivits i mom. (c) ovan.

Enligt ovan omräknad Teckningskurs och omräknat antal Aktier skall fastställas två Bankdagar efter utgången av den angivna perioden om 25 börsdagar och skall tillämpas vid Teckning, som verkställs därefter.

Vid Teckning som verkställs under tiden till dess att omräknad Teckningskurs och omräknat antal Aktier varje Teckningsoption berättigar till Teckning av fastställts, skall bestämmelserna i mom. (c), sista stycket ovan, äga motsvarande tillämpning.

Om Bolagets Aktier inte är föremål för notering eller handel på reglerad marknad eller annan handelsplattform, skall en omräknad Teckningskurs och omräknat antal Aktier fastställas i enlighet med detta mom. (g). Härvid skall istället för vad som anges beträffande Aktiens genomsnittskurs, värdet på Aktien bestämmas av en oberoende värderingsman utsedd av Bolaget.

Om Bolagets aktiekapital skulle minskas genom inlösen av Aktier med återbetalning till aktieägarna, vilken minskning inte är obligatorisk, eller om Bolaget - utan att fråga är om minskning av aktiekapital - skulle genomföra återköp av egna Aktier men där, enligt Bolagets bedömning, åtgärden med hänsyn till dess tekniska utformning och ekonomiska effekter, är att jämställa med minskning som är obligatorisk, skall omräkning av Teckningskursen och antal Aktier som varje Teckningsoption berättigar till Teckning av ske med tillämpning av så långt möjligt av de principer som anges ovan i detta moment (g).

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(h)	In the event the Company’s share capital or statutory reserve is reduced through a distribution to the shareholders, and the reduction is compulsory, a re-calculated Exercise Price and a re-calculation of the number of Shares to which each Warrant entitles the holder to purchase shall be carried out by the Company in accordance with the following formulas:

re-calculated Exercise Price =

previous Exercise Price x the average market price of the Share during a period of 25 trading days calculated from the day on which the Share is listed without any right to participate in the distribution (average Share price)

average Share price increased by the extraordinary dividend paid per Share

re-calculated number of Shares for which each Warrant entitles the Warrant Holder to subscribe for =	previous number of Shares for which the Warrant entitles the Warrant Holder to subscribe x average Share price increased by the amount distributed for each Share average Share price

The average Share price is calculated in accordance with the provisions set forth in sub-section (c) above.

On re-calculation according to the above and where the reduction is made by redemption of Shares, instead of the actual amount repaid per share, an estimated repayment amount shall be used as follows:

estimated repayment amount per Share =

The actual amount repaid per Share reduced by the average Share price during a period of 25 trading days prior to the date when the Share is quoted without a right to participate in the reduction (average Share price)

the number of shares in the Company forming the basis of the redemption of one share reduced by the figure 1

The average Share price is estimated in accordance with what is stated in subsection (c) above.

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The re-calculation of the Exercise Price and the re-calculated number of Shares stated above shall be determined by the Company two Banking Days after the expiration of the stated period of 25 trading days and shall be applied to Subscription effected thereafter.

In the event of Subscription during a time period of re-calculation of the Exercise Price and/or the number of Shares for which each Warrant entitles to Subscription, the provisions in subsection (c), last paragraph shall apply.

In the event the Company’s shares are not listen or traded on an organized market or another multilateral trading facility, a re-calculated Exercise Price and re-calculated number of Shares in accordance with this subsection (g) shall apply. Instead of what is stated regarding the average Share price, the Share price shall be determined by an independent valuer appointed by the Company.

If the share capital is reduced through redemption of shares with repayment to the shareholders, and the reduction is not compulsory, or if the Company – without reducing the share capital – would re-purchase its own shares and the measure, according to the Company’s opinion, due to its technical nature and economic effect, is equivalent to an compulsory reduction, the re-calculation of the Exercise Price and number of Shares each Warrant entitles the Warrant Holder to subscribe for shall as far as possible be made by applying the principles outlined above in this subsection (g).

(i)	Genomför Bolaget åtgärd som avses i mom. (a)-(h) ovan eller annan liknande åtgärd med liknande effekt och skulle, enligt Bolagets bedömning, tillämpning av härför avsedd omräkningsformel, med hänsyn till åtgärdens tekniska utformning eller av annat skäl, ej kunna ske eller leda till att den ekonomiska kompensation som Innehavarna erhåller i förhållande till aktieägarna inte är skälig, skall Bolaget, förutsatt att Bolagets styrelse lämnar skriftligt samtycke därtill, genomföra omräkningarna av Teckningskursen och av antalet Aktier som varje Teckningsoption berättigar till Teckning av i syfte att omräkningarna leder till ett skäligt resultat.

(i)	If the Company takes actions described in this Section 8, or any other similar action leading to the similar effect and, in the opinion of the Company, the application of the re-calculation formulas stated herein, with regard to the technical framing of the action or for some other reason, would not be possible or lead to the economic compensation received by the Warrant Holder in proportion to the shareholders would not be reasonable, the Company, provided that the board of directors of the Company consent in writing, shall carry out the re-calculations of the Exercise Price and the number of Shares for which each Warrant entitles to Subscription for the purpose of a reasonable result of the re-calculations.

(j)	Vid omräkning enligt ovan skall Teckningskursen avrundas till helt tiotal öre, varvid fem öre skall avrundas uppåt, och antalet Aktier avrundas till två decimaler.

(j)	In conjunction with re-calculation in accordance with the above, the Exercise Price shall be rounded to the nearest SEK 0.10, whereupon SEK 0.05 shall be rounded upwards, and the number of Shares shall be rounded to two decimal places.

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(k)	Beslutas att Bolaget skall träda i likvidation får, oavsett likvidationsgrunden, anmälan om Teckning ej därefter ske. Rätten att göra anmälan om Teckning upphör i och med bolagsstämmans likvidationsbeslut, oavsett sålunda att detta ej må ha vunnit laga kraft.

Senast i omedelbar anslutning till att Bolagets styrelse beslutat att kalla till bolagsstämma som skall ta ställning till fråga om Bolaget skall träda i frivillig likvidation enligt 25 kap 1 § aktiebolagslagen, skall Innehavarna genom meddelande enligt avsnitt 9 nedan underrättas om den avsedda likvidationen. I meddelandet skall intagas en erinran om att anmälan om Teckning ej får ske, sedan bolagsstämman fattat beslut om likvidation.

Skulle Bolaget lämna meddelande om avsedd likvidation enligt ovan, skall Innehavare - oavsett vad som i avsnitt 4 ovan sägs om tidigaste tidpunkt för anmälan om Teckning - äga rätt att göra anmälan om Teckning från den dag då meddelandet lämnats, förutsatt att Teckning kan verkställas senast på tionde kalenderdagen före den bolagsstämma vid vilken frågan om Bolagets likvidation skall behandlas.

(k)	In the event it is resolved that the Company shall enter into liquidation pursuant to Chapter 25 of the Companies Act, regardless of the grounds for the liquidation, Subscription may not thereafter be made. The right to make an application for Subscription shall terminate in conjunction with the resolution to place the Company in liquidation, regardless of whether such resolution has entered into effect.

Not later than in the immediately adjacent to the board of directors of the Company’s resolution to convene a general meeting that shall resolve whether the Company shall be placed into liquidation pursuant to Chapter 25, section 1 of the Companies Act, notice shall be given to Warrant Holders in accordance with Section 9 below in respect of the intended liquidation. The notice shall state that Subscription may not be made following the adoption of a resolution by the general meeting that the Company shall enter into liquidation.

In the event the Company gives notice of an intended liquidation in accordance with the above, each Warrant Holder, irrespective of that which is set forth in Section 4 above regarding the earliest time at which application for Subscription may be made, shall be entitled to apply for Subscription commencing on the date on which notice is given, provided that it is possible to effect Subscription at such time that the Share can be represented at the general meeting at which the issue of the Company's liquidation shall be addressed.

(l)	Skulle bolagsstämman, enligt 23 kap 15 § aktiebolagslagen, godkänna - eller samtliga aktieägare i deltagande bolag i enlighet med fjärde stycke i nämnda paragraf underteckna - fusionsplan varigenom Bolaget skall uppgå i annat bolag, eller om bolagsstämman, enligt 24 kap 17 § aktiebolagslagen, skulle godkänna - eller samtliga aktieägare i deltagande bolag i enlighet med fjärde stycke i nämnda paragraf underteckna - delningsplan varigenom Bolaget skall upplösas utan likvidation, får anmälan om Teckning därefter ej ske.

Senast i omedelbar anslutning till att Bolagets styrelse beslutat att kalla till bolagsstämma som skall ta slutlig ställning till frågan om fusion eller delning enligt ovan, eller om fusions- eller delningsplanen skall undertecknas av samtliga aktieägare i deltagande bolag senast sex veckor före det att sådant undertecknande sker, skall Innehavarna genom meddelande enligt avsnitt 9 nedan underrättas om fusions- eller delningsavsikten. I meddelandet skall en redogörelse lämnas för det huvudsakliga innehållet i den avsedda fusionsplanen eller delningsplanen samt skall Innehavarna erinras om att anmälan om Teckning ej får ske, sedan slutligt beslut fattats om fusion eller delning, eller sedan fusions- eller delningsplan undertecknats, i enlighet med vad som angivits i föregående stycke.

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Skulle Bolaget lämna meddelande om planerad fusion eller delning enligt ovan, skall Innehavare - oavsett vad som i avsnitt 4 sägs om tidigaste tidpunkt för anmälan om Teckning - äga rätt att göra anmälan om Teckning från den dag då meddelandet lämnats om fusions- eller delningsavsikten, förutsatt att Teckning kan verkställas senast (i) på tionde kalenderdagen före den bolagsstämma vid vilken fusionsplanen varigenom Bolaget skall uppgå i annat bolag eller delningsplanen varigenom Bolaget skall upplösas utan likvidation skall godkännas, eller (ii) om fusions- eller delningsplanen skall undertecknas av samtliga aktieägare i deltagande bolag senast på tionde kalenderdagen före det att sådant undertecknande sker.

(l)	In the event the general meeting, in accordance with Chapter 23 Section 15 of the Companies Act, approve – or all shareholders, in accordance with paragraph four of aforementioned provision, signs a merger plan whereby the Company shall be absorbed by another company, or in the event the general meeting, in accordance with Chapter 24 Section 17 of the Companies Act, would approve – or all shareholders, in accordance with paragraph four of aforementioned provision, signs a partition plan whereby the Company shall be dissolved without liquidation, Subscription may not thereafter be made.

Not later than in the immediately adjacent to the board of directors of the Company’s resolution to convene a general meeting that shall resolve upon merger or partition according to what is stated above, or if the merger or partition plan shall be signed by all shareholder not later than six weeks prior to such signing, the Warrant Holders shall by notice in accordance with Section 9 below be informed of the intent to merger or partition. The notice shall set forth the principal terms of the proposed merger or partition plan and remind the Warrant Holders that Subscription may not be made after a final decision regarding merger or partition has been made or a merger or partition plan has been signed in accordance with what is stated above.

In the event the Company gives notice of a proposed merger or partition as described above, the Warrant Holders, irrespective of that which is set forth in Section 4 above regarding the earliest time at which application for Subscription may be made, shall be entitled to apply for Subscription commencing on the date on which notice is given, provided that the Subscription can be exercised (i) the tenth calendar day prior to the general meeting at which the merger plan whereby the Company shall be absorbed by another company or the partition plan whereby the Company shall be dissolved without liquidation shall be approved, or (ii) if the merger or partition plan shall be signed by all shareholders in the participating companies not later than the tenth calendar day prior to such signing is made.

(m)	Upprättar Bolagets styrelse en fusionsplan enligt 23 kap 28 § aktiebolagslagen varigenom Bolaget skall uppgå i ett annat bolag eller blir Bolagets Aktier föremål för tvångsinlösenförfarande enligt 22 kap samma lag skall följande gälla.

Äger ett svenskt aktiebolag samtliga Aktier i Bolaget, och offentliggör Bolagets styrelse sin avsikt att upprätta en fusionsplan enligt i föregående stycke angivet lagrum, skall Bolaget, för det fall att sista dag för anmälan om Teckning enligt avsnitt 4 ovan infaller efter sådant offentliggörande, fastställa en ny sista dag för anmälan om Teckning (slutdagen). Slutdagen skall infalla inom 30 dagar från offentliggörandet.

Äger en aktieägare (majoritetsaktieägaren) ensam eller tillsammans med dotterföretag Aktier representerande så stor andel av samtliga Aktier i Bolaget att majoritetsaktieägaren, enligt vid var tid gällande lagstiftning, äger påkalla tvångsinlösen av återstående Aktier och offentliggör majoritetsaktieägaren sin avsikt att påkalla sådan tvångsinlösen, skall vad som i föregående stycke sägs om slutdag äga motsvarande tillämpning.

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Om offentliggörandet skett i enlighet med vad som anges ovan i detta moment L, skall - oavsett vad som i avsnitt 4 ovan sägs om tidigaste tidpunkt för anmälan om Teckning - Innehavare äga rätt att göra sådan anmälan fram till slutdagen. Bolaget skall senast tre veckor före slutdagen genom meddelande enligt avsnitt 9 nedan erinra Innehavarna om denna rätt samt att anmälan om Teckning ej får ske efter slutdagen.

(m)	In the event the board of directors of the Company establishes a merger plan according to Chapter 23 Section 28 of the Companies Act whereby the Company shall be absorbed by another company or the Company’s share shall be subject to compulsory buy-out proceeding in accordance with Chapter 22 of the Companies Act shall the following apply.

In the event a Swedish limited company owns all Shares in the Company, and the board of directors of the company makes their intent to establish a merger plan public in accordance with the provision stated in the paragraph above, the Company shall, in the event the last day for Subscription pursuant to Section 4 above occurs after such announcement, determine a new last date for Subscription (the expiration date). The expiration date shall be within 30 days from the publication.

In the event one shareholder (the majority shareholder) alone or together with subsidiaries owns such a large portion of the total number of Shares that the majority owner, in accordance with the at the time applicable law has the right to initiate a compulsory buy-out proceeding and the majority owner makes its intention to initiate such proceeding public, what is stated in the preceding paragraph regarding the expiration date shall apply.

In the event the announcement has been conducted in accordance with what is stated in above in subsection L, the Warrant Holder, irrespective of that which is set forth in Section 4 above regarding the earliest time at which application for Subscription may be made, shall be entitled to apply for Subscription. The Company shall not later than three weeks prior to the expiration date by notice in accordance with Section 9 below remind the Warrant Holder of this right and that Subscription may not be made following the expiration date.

(n)	Oavsett vad under mom. (k), (l) och (m) ovan sagts om att anmälan om Teckning ej får ske efter beslut om likvidation, godkännande av fusionsplan/delningsplan eller efter utgången av ny slutdag vid fusion skall rätten att göra anmälan om Teckning åter inträda för det fall att likvidationen upphör respektive fusionen ej genomförs.

(n)	Notwithstanding the provisions set forth in subsections (k), (l), and (m) above stating that Subscription may not be made following the approval of a, liquidation, merger or partition plan, or after the expiration of a new expiration date in relations to a merger, the right to make an application for Subscription shall re-apply in circumstances where the merger and the partition, respectively, is not carried out or the liquidation is terminated.

(o)	För den händelse Bolaget skulle försättas i konkurs, får anmälan om Teckning ej därefter ske. Om emellertid konkursbeslutet hävs av högre rätt får anmälan om Teckning återigen ske.

(o)	In the event the Company is declared bankrupt, application for Subscription may not take place after the date of the receiving order. Where, however, the receiving order is reversed by a court of higher instance, application for Subscription may be made.

(p)	Bolaget förbinder sig att inte vidtaga någon i denna punkt 8 angiven åtgärd som skulle medföra en omräkning av Teckningskursen till belopp understigande Akties kvotvärde belopp.

(p)	The Company undertakes not to make any in this Section 8 specified action that would result in a re-calculation of the Exercise Price per Share to an amount below the quotient value of a Share.

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9.	Meddelanden / Notices

Meddelanden rörande Teckningsoptionerna skall ske genom brev med posten till varje Innehavare under dennes för Bolaget senast kända adress eller införas i minst en i Stockholm utkommande daglig tidning.

Notices concerning the Warrants shall be given to each Warrant Holder in writing to the address last known by the Company, or be inserted in at least one newspaper published daily in Stockholm.

10.	Sekretess / Confidentiality

Bolaget får ej obehörigen till tredje man lämna uppgift om optionsinnehavare.

Unless authorized to do so, the Company may not provide information concerning a Warrant Holder to third parties.

11.	Ändring av villkor / Amendments of Terms and Conditions

Bolaget äger för Innehavarnas räkning besluta om ändring av dessa villkor i den mån lagstiftning, domstolsavgörande, myndighetsbeslut eller om det i övrigt enligt Bolagets bedömning av praktiska skäl är ändamålsenligt eller nödvändigt och Innehavarnas rättigheter inte i något väsentligt hänseende försämras.

The Company is entitled to on behalf of the Warrant Holder resolve upon amendments to these terms and conditions to the extent the law, court decisions, government decisions or it is otherwise according to the Company’s assessment of practical reasons is appropriate or necessary, and the Warrant Holders’ rights are not materially impaired.

12.	Force majeure / Force Majeure

I fråga om de på Bolaget ankommande åtgärderna gäller att ansvarighet inte kan göras gällande för skada, som beror av svenskt eller utländskt lagbud, svensk eller utländsk myndighetsåtgärd, krigshändelse, terroristhandling, strejk, blockad, bojkott, lockout eller annan liknande omständighet. Förbehållet i fråga om strejk, blockad, bojkott och lockout gäller även om Bolaget vidtar eller är föremål för sådan konfliktåtgärd.

Skada som uppkommer i andra fall skall inte ersättas av Bolaget, om normal aktsamhet iakttagits. Bolaget ansvarar inte i något fall för indirekt skada eller annan följdskada. Inte heller ansvarar Bolaget för skada som orsakats av att Innehavare eller annan bryter mot lag, förordning, föreskrift eller dessa villkor. Härvid uppmärksammas Innehavare på att denne ansvara för att handlingar som Bolaget tillställts är riktiga och behörigen undertecknade samt att Bolaget underrättas om ändringar som sker beträffande lämnade uppgifter.

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Föreligger hinder för Bolaget att helt eller delvis vidta åtgärd på grund av omständighet som anges ovan får åtgärden skjutas upp till dess hindret upphört. Om Bolaget till följd av en sådan omständighet är förhindrat att verkställa eller ta emot betalning skall Bolaget respektive Innehavaren inte vara skyldig att erlägga dröjsmålsränta.

In respect to actions by the Company, the Company cannot be made liable for loss resulting from Swedish or foreign legislation, Swedish or foreign governmental actions, acts of war, terrorism, strikes, blockades, boycotts, lockouts or other similar circumstances. The reservation in respect to strikes, blockades, boycotts and lockouts shall apply even if the Company is itself the subject of such action.

Losses arising in other cases will not be reimbursed by the Company, if ordinary prudence has been observed. The Company shall not be responsible under any circumstances for indirect or other consequential damages. Neither is the Company responsible for any damage cause by the Warrant Holder or other by breaching the law, rules, regulations or theses terms and conditions. Hereby the Warrant Holders are made aware that it is the Warrant Holder responsibility that the documents provided to the Company are duly signed and that the Company is notified of any changes in the information provided.

In the event the Company, fully or partially, is prevented from taking actions due to circumstances mentioned above, the actions may be postponed until the obstacle is removed. If the Company due to such circumstance is prevented from making or receive payments, the Company or the Warrant Holder shall not be required to pay interest.

13.	Tillämplig lag och forum / Governing Law and Jurisdiction

Svensk lag gäller för dessa villkor och därmed sammanhängande rättsfrågor. Talan rörande villkoren skall väckas vid Stockholms tingsrätt eller vid sådant annat forum som skriftligen accepteras av Bolaget.

These terms and conditions and any related legal matters shall be governed by Swedish law. Any legal proceedings relating to the terms and conditions shall be instituted in the District Court of Stockholm (Sw: Stockholms tingsrätt) or such other forum accepted by the Company in writing.

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